The Masters’ Select Funds Trust
Prospectus
(Share Class – Ticker Symbol)

The Masters’ Select Equity Fund
Institutional Class – MSEFX
Investor Class – MSENX
The Masters’ Select International Fund
Institutional Class – MSILX
Investor Class – MNILX
The Masters’ Select Value Fund
Institutional Class – MSVFX
The Masters’ Select Smaller Companies Fund
Institutional Class – MSSFX
The Masters’ Select Focused Opportunities Fund
Institutional Class – MSFOX

April 30, 2010
(As Supplemented June 28, 2010)

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

Summary Section	The Masters’ Select Equity Fund
Summary Section
The Masters’ Select Equity Fund
Investment Objective

The Masters’ Select Equity Fund (the “Equity Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%	2.00%
Exchange Fees	None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fee	1.10%	1.10%
Distribution (12b-1) Fee	None	0.25%
Other Expenses	0.24%	0.22%
Total Annual Fund Operating Expenses	1.34%	1.57%

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$136	$425	$734	$1,613
Investor Class	$160	$496	$855	$1,867

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 87.83% of the average value of its portfolio.

Summary Section	The Masters’ Select Equity Fund
Principal Strategies

Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the Advisor to the Equity Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a very high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Equity Fund’s strategy is to engage a number of proven managers as sub-advisors, and give each manager a mandate to invest in the securities of companies that he or she believes have strong appreciation potential.  Under normal conditions, the Fund invests at least 80% of the Fund’s net assets in equity securities, with each sub-advisor managing a portion of the Fund’s assets by independently managing a portfolio typically composed of at least 5, but not more than 15 stocks.  Equity securities in which the Fund may invest include common stock, preferred stock and convertible debt securities.  The Fund invests primarily in the securities of large-, mid- and small-sized U.S. companies, although the managers also have flexibility to invest in the securities of foreign companies (up to 50% of the Fund’s net assets may be invested in foreign equity securities, which may include emerging markets).  Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate.  By executing this strategy, the Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 100) and industries while allowing each manager to run a portion of the portfolio focused on only his or her favorite stocks; and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the investment manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the investment manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the investment manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Equity Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•
Smaller Companies Risk.  The Fund may invest a portion of its assets in the securities of small and mid-sized companies.  Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.

Summary Section	The Masters’ Select Equity Fund

•
Foreign Company and Emerging Markets Risk.  The Fund may invest a portion of its assets in stocks of companies based outside of the United States.  Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Multi-Style Management Risk.  Because portions of the Fund's assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund.  The bar chart shows changes in the performance of the Equity Fund’s Institutional Class shares from year to year.  The table below shows how the Equity Fund’s average annual returns of the Institutional Class and Investor Class for 1, 5 and 10 year periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not indicate how the Equity Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.mastersfunds.com.

Masters’ Select Equity Fund - Institutional Class
Calendar Year Total Returns
During the periods shown above, the highest and lowest quarterly returns earned by the Equity Fund were:

Highest: 21.39% Quarter ended June 30, 2009

Lowest: -29.78% Quarter ended December 31, 2008

Summary Section	The Masters’ Select Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2009)
Masters’ Select Equity Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	44.30%	-1.61%	1.17%
Return After Taxes on Distributions	44.30%	-2.37%	0.50%
Return After Taxes on Distributions and Sale of Fund Shares	28.79%	-1.31%	0.92%
Investor Class
Return Before Taxes	44.05%	-1.84%	0.93%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	-0.20%
Lipper Multi-Cap Core Fund Index (reflects no deduction for fees, expenses or taxes)	35.34%	1.42%	0.67%

The Fund’s Investor Class commenced operations on April 30, 2009.  Performance shown prior to the inception of the Investor Class reflects the performance of the Institutional Class, adjusted to reflect expenses applicable to Investor Class shares.

The Fund’s after-tax returns as shown in the previous table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information does not apply to your investment.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Manager	Managed the Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	1996
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Sub-Advisor	Portfolio Manager	Managed the Fund Since:

Davis Selected Advisers, L.P.	Christopher Davis, Chairman	1999
	Kenneth Feinberg, Vice President	2002

Friess Associates, LLC	Bill D’Alonzo, Chief Executive Officer and Chief Investment Officer	2002

Southeastern Asset Management, Inc.	Mason Hawkins, Lead Portfolio Manager	1996

Harris Associates L.P.	Clyde McGregor, CFA, Portfolio Manager	2008

Summary Section	The Masters’ Select Equity Fund

Sub-Advisor	Portfolio Manager	Managed the Fund Since:

Sands Capital Management, LLC	Frank Sands, Jr. , CFA, Chief Investment Officer and Chief Executive Officer	2008
	A. Michael Sramek, CFA, Senior Portfolio Manager	2008
	John Freeman, Senior Portfolio Manager	2010

Turner Investment Partners, Inc.	Robert Turner, CFA, Chairman and Chief Investment Officer	2008
	Frank Sustersic, CFA, Senior Portfolio Manager/Security Analyst	2010
	Jason Shrotberger, CFA, Portfolio Manager/Security Analyst	2010

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	1996

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding Purchase and Sale of Fund Shares” section on page 26 of this Prospectus.

Summary Section	The Masters’ Select International Fund

Summary Section

The Masters’ Select International Fund
Investment Objective

The Masters’ Select International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%	2.00%
Exchange Fees	None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fee	1.06%	1.06%
Distribution (12b-1) Fee	None	0.25%
Other Expenses	0.21%	0.20%
Total Annual Fund Operating Expenses	1.27%	1.51%
Fee Waiver and/or Expense Reimbursement	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.15%	1.39%

(1)      Litman/Gregory Fund Advisors, LLC, the Advisor to the International Fund, has contractually agreed to waive the percentage rate of the daily net assets of the Fund so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Fund’s daily net assets retained by Litman/Gregory is 0.40% on the first $1 billion and 0.30% on assets over $1 billion through April 30, 2011.  This agreement may be terminated by the Board or Advisor.

Example

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$117	$391	$685	$1,523
Investor Class	$142	$465	$812	$1,791

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the International Fund’s portfolio turnover rate was 104.05% of the average value of its portfolio.

Summary Section	The Masters’ Select International Fund

Principal Strategies

Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the Advisor to the International Fund, believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes that a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the International Fund’s strategy is to engage a number of proven managers as sub-advisors, each manager to invest in the securities of companies that he or she believes have strong appreciation potential.  Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks.  Under normal market conditions, the Fund will invest at least 80% of its net assets in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets.  Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate.  The managers have limited flexibility to invest in the securities of U.S. companies. By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class international managers;
•	access the favorite stock-picking ideas of each manager at any point in time;
•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 90) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the investment manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the investment manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the investment manager’s assessment criteria; or (5) for other portfolio management reasons.  The Fund’s investment managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•
Foreign Company and Emerging Markets Risk.  The Fund will normally be invested in securities of companies based outside of the United States.  Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

Summary Section	The Masters’ Select International Fund

•
Emerging Markets Risk.  The Fund may invest a portion of its assets in emerging market countries.  Emerging market countries are those with immature economic and political structures, and entail greater investment risk than developed markets.  Such risks could include government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•
Smaller Companies Risk.  The Fund may invest a portion of its assets in the securities of small and mid-sized companies.  Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.

•
Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•
Multi-Style Management Risk.  Because portions of the Fund's assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the International Fund.  The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year.  The table below shows how the International Fund’s average annual returns of the Institutional Class and Investor Class for 1, 5 and 10 year periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not indicate how the International Fund will perform in the future.  Updated performance information is available on the Fund’s Web site at www.mastersfunds.com.

Masters’ Select International Fund – Institutional Class
Calendar Year Total Returns

Summary Section	The Masters’ Select International Fund

During the periods shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest: 26.71% Quarter ended June 30, 2009

Lowest: -24.94% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2009)
Masters’ Select International Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	38.54%	6.89%	3.99%
Return After Taxes on Distributions	38.53%	4.57%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	25.30%	5.48%	2.94%
Investor Class
Return Before Taxes	38.19%	6.63%	3.73%
S&P Global (ex U.S.) LargeMidCap Index (reflects no deduction for fees, expenses or taxes)	42.55%	6.65%	3.20%
Lipper International Fund Index (reflects no deduction for fees, expenses or taxes)	35.33%	4.88%	1.95%

The Fund’s Investor Class commenced operations on April 30, 2009.  Performance shown prior to the inception of the Investor Class reflects the performance of the Institutional Class, adjusted to reflect expenses applicable to Investor Class shares.

The Fund’s after-tax returns as shown in the previous table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information does not apply to your investment.

Management

Investment Advisor	Portfolio Manager	Managed the Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	1997
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Summary Section	The Masters’ Select International Fund

Sub-Advisor	Portfolio Manager	Managed the Fund Since:

Thornburg Investment Management, Inc.	Bill Fries, Co-Portfolio Manager	2003
	Vinson Walden, Co-Portfolio Manager	2008

Marsico Capital Management, LLC	James Gendelman, Portfolio Manager and Senior Analyst	2005

Harris Associates L.P.	David Herro, Portfolio Manager and Chief Investment Officer, International	1997

Mastholm Asset Management, LLC	Ted Tyson, Managing Director	1999
	Doug Allen, Portfolio Manager	1999

Third Avenue Management, LLC	Amit Wadhwaney, Portfolio Manager	2005

Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007
	Jean-Francois Ducrest, Portfolio Manager	2007
	Jim LaTorre, CFA, Portfolio Manager	2007
	Ted Wendell, Portfolio Manager	2007

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding Purchase and Sale of Fund Shares” section on page 26 of this Prospectus.

Summary Section	The Masters’ Select Value Fund

Summary Section

The Masters’ Select Value Fund
Investment Objective

The Masters’ Select Value Fund (the “Value Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees (paid directly from your investment)
Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%
Exchange Fees	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fee	1.10%
Distribution (12b-1) Fee	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.45%
Fee Waiver and/or Expense Reimbursement	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.42%

(1)      Litman/Gregory Fund Advisors, LLC, the Advisor to the Value Fund, has contractually agreed to waive 0.02% of its fee through April 30, 2011.  This agreement may be terminated by the Board or the Advisor.
Example

This example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$145	$456	$789	$1,733
Portfolio Turnover

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Value Fund’s portfolio turnover rate was 48.20% of the average value of its portfolio.

Summary Section	The Masters’ Select Value Fund

Principal Strategies

Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the Advisor to the Value Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Value Fund’s strategy is to engage a number of proven managers as sub-advisors, each manager to invest in the securities of companies that he or she believes have strong appreciation potential.  Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks.  The Fund is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than a diversified fund.  The Fund typically invests in the securities of mid- and large-sized U. S. companies, although the managers have flexibility to invest in the securities of small companies; additionally, up to 50% of the Fund’s net assets may be invested in foreign securities, including in emerging markets.  And, to a much smaller extent, the Fund also invests in distressed companies, which Litman/Gregory considers to be companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.  The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds (“junk bonds”), bank debt or other indebtedness of such companies.  The Fund may invest in junk bonds rated BB (or lower)/Ba (or lower), by Standard & Poor’s or Moody’s Investor Services, respectively. By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time; and

•	deliver a value-oriented portfolio that is prudently varied in terms of the number of stocks.

All of the managers selected to pick securities for the Fund utilize a value approach to stock selection.  Value investors seek to invest in companies whose stocks they deem to be undervalued.  Their value analysis may focus on metrics such as earnings, cash flow, private market value, intrinsic value, liquidation value or other factors.  In assessing a company, a value investor will review financial statements and may assess the quality of management, competitive forces, industry outlook, capital structure, lifecycle issues, growth potential and other factors.  At times, stocks of companies undergoing temporary hardships may be purchased.  Each of the Fund’s investment managers has their own unique approach to company analysis and may define value differently.

Generally, a security may be sold: (1) if the investment manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the investment manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the investment manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Value Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  The following risks could affect the value of your investment:

Summary Section	The Masters’ Select Value Fund

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•
Non-Diversification Risk.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•
Foreign Company and Emerging Markets Risk.  The Fund may invest a portion of its assets in securities of companies based outside of the United States.  Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Smaller Companies Risk.  The Fund may invest a portion of its assets in the securities of small and mid-sized companies.  Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.

•
Distressed Companies Risk.  The Fund may invest a portion of its assets in securities of distressed companies.  Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

•
Multi-Style Management Risk.  Because portions of the Fund's assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Value Fund.  The bar chart shows changes in the performance of the Value Fund’s Institutional Class shares from year to year.  The table below shows how the Value Fund’s average annual returns for 1 year, 5 year and since inception periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not indicate how the Value Fund will perform in the future.  Updated performance information is available on the Fund’s Web site at www.mastersfunds.com.

Summary Section	The Masters’ Select Value Fund

Masters’ Select Value Fund – Institutional Class
Calendar Year Total Returns

During the period shown above, the highest and lowest quarterly returns earned by the Value Fund were:

Highest: 25.90% Quarter ended June 30, 2009

Lowest: -27.32% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2009)
Masters’ Select Value Fund	One Year	Five Years	Since Fund Inception (6/30/00)
Institutional Class
Return Before Taxes	44.04%	-2.07%	3.17%
Return After Taxes on Distributions	43.93%	-2.82%	2.74%
Return After Taxes on Distributions and Sale of Fund Shares	28.79%	-1.75%	2.74%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	19.76%	-0.24%	3.43%
Lipper Multi-Cap Value Index (reflects no deduction for fees, expenses or taxes)	26.58%	-0.56%	3.35%

The Fund’s after-tax returns as shown in the previous table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information does not apply to your investment.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Manager	Managed the Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	2000
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Summary Section	The Masters’ Select Value Fund

Sub-Advisor	Portfolio Manager	Managed the Fund Since:

Southeastern Management, Inc.	Mason Hawkins, Lead Portfolio Manager	2000

Harris Associates L.P.	Clyde McGregor, CFA, Portfolio Manager	2008
	Bill Nygren, CFA, Portfolio Manager	2000

Franklin Mutual Advisers, LLC	Peter Langerman, CEO, President	2006

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding Purchase and Sale of Fund Shares” section on page 26 of this Prospectus.

Summary Section	The Masters’ Select Smaller Companies Fund

Summary Section

The Masters’ Select Smaller Companies Fund
Investment Objective

The Masters’ Select Smaller Companies Fund (the “Smaller Companies Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Smaller Companies Fund.

Shareholder Fees (paid directly from your investment)
Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%
Exchange Fees	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fee	1.14%
Distribution (12b-1) Fee	None
Other Expenses	0.49%
Total Annual Fund Operating Expenses	1.63%
Example

This example is intended to help you compare the cost of investing in the Smaller Companies Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$166	$514	$887	$1,933
Portfolio Turnover

The Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Smaller Companies Fund’s portfolio turnover rate was 131.36% of the average value of its portfolio.

Summary Section	The Masters’ Select Smaller Companies Fund

Principal Strategies

Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the Advisor to the Smaller Companies Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Smaller Companies Fund’s strategy is to engage a number of proven managers as sub-advisors, each manager to invest in the securities of smaller companies that he or she believes have strong appreciation potential.  Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks.  Under normal market conditions, the Fund invests at least 80% of the Fund’s net assets in securities of small and mid-sized U.S. companies.  The managers have limited flexibility to invest in the securities of foreign companies, including emerging markets (up to 15% of the Fund’s net assets may be invested in foreign securities).  By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 50 to 75) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

Litman/Gregory defines a “Smaller Company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2500® Index which, as of March 31, 2010, was $10.5 billion.  The Russell 2500® Index measures the performance of 2,500 small and mid-sized companies with market capitalizations averaging $2.5 billion as of March 31, 2010.  Generally, Litman/Gregory believes the majority of the Fund’s holdings will typically fall within the range of the Russell  2000® Index, but the Fund has the flexibility to hold mid-sized companies if the investment managers believe that holding these companies will lead to higher overall returns.  As of March 31, 2010, the largest company in the Russell 2000® Index had a market capitalization of $5.5 billion.

Generally, a security may be sold: (1) if the investment manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the investment manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the investment manager’s assessment criteria; or (5) for other portfolio management reasons.  The Fund’s investment managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the Smaller Companies Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

Summary Section	The Masters’ Select Smaller Companies Fund

•
Smaller Companies Risk.  The Fund may invest a portion of its assets in the securities of small and, at times, mid-sized companies.  Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.

•
Foreign Company and Emerging Markets Risk.  The Fund may invest a portion of its assets in securities of companies based outside of the United States.  Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•
Multi-Style Management Risk.  Because portions of the Fund's assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Smaller Companies Fund.  The bar chart shows changes in the performance of the Smaller Companies Fund’s Institutional Class shares from year to year.  The table below shows how the Smaller Companies Fund’s average annual returns for 1 year, 5 year and since inception periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not indicate how the Smaller Companies Fund will perform in the future.  Updated performance information is available on the Fund’s Web site at www.mastersfunds.com.

Masters’ Select Smaller Companies Fund – Institutional Class
Calendar Year Total Returns

Summary Section	The Masters’ Select Smaller Companies Fund

During the period shown above, the highest and lowest quarterly returns earned by the Smaller Companies Fund were:

Highest: 31.77% Quarter ended June 30, 2009

Lowest: -28.14% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2009)
Masters’ Select Smaller Companies Fund	One Year	Five Years	Since Fund Inception (6/30/03)
Institutional Class
Return Before Taxes	50.57%	-0.50%	5.39%
Return After Taxes on Distributions	50.57%	-1.38%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	32.87%	-0.53%	4.51%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	6.61%
Lipper Small Cap Core Index (reflects no deduction for fees, expenses or taxes)	34.50%	1.54%	7.24%

The Fund’s after-tax returns as shown in the previous table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information does not apply to your investment.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Manager	Managed the Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	2003
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Sub-Advisor	Portfolio Manager	Managed the Fund Since:

Friess Associates, LLC	Bill D’Alonzo, Chief Executive Officer and Chief Investment Officer	2003

Reed Conner & Birdwell, LLC	Jeff Bronchick, Principal, Portfolio Manager/Analyst	2007
	Tom Kerr, Principal, Portfolio Manager/Analyst	2007

Copper Rock Capital Partners, LLC	Tucker Walsh, Portfolio Manager	2006

First Pacific Advisors, LLC	Dennis Bryan, Partner	2010
	Rikard Ekstrand, Partner	2010

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	2003

Summary Section	The Masters’ Select Smaller Companies Fund

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding Purchase and Sale of Fund Shares” section on page 26 of this Prospectus.

Summary Section	The Masters’ Select Focused Opportunities Fund

Summary Section

The Masters’ Select Focused Opportunities Fund
Investment Objective

The Masters’ Select Focused Opportunities Fund (the “Focused Opportunities Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Focused Opportunities Fund.

Shareholder Fees (paid directly from your investment)
Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%
Exchange Fees	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fee	1.10%
Distribution (12b-1) Fee	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.50%
Fee Waiver and/or Expense Reimbursement	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.40%

(1)           Litman/Gregory Fund Advisors, LLC, the Advisor to the Focused Opportunities Fund, has agreed to waive a portion of its management fee to pass through any cost benefits resulting from changes in the sub-advisory fee schedules or allocations.
Example

This example is intended to help you compare the cost of investing in the Focused Opportunities Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$143	$464	$809	$1,782

Portfolio Turnover

The Focused Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Focused Opportunities Fund’s portfolio turnover rate was 62.70% of the average value of its portfolio.

Summary Section	The Masters’ Select Focused Opportunities Fund

Principal Strategies

Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the Advisor to the Focused Opportunities Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Focused Opportunities Fund’s strategy is to engage several proven managers as sub-advisors, each manager to invest in the securities of companies that he or she believes have strong appreciation potential.  Under normal conditions, each runs a portion of the Fund’s assets by independently managing a portfolio typically composed of between 5 and 7 stocks. The fund is “non-diversified,” which means that the securities laws do not limit the percentage of assets that it may invest in any one company.  Litman/Gregory believes that concentrating the Fund’s portfolio in a select, limited number of securities allows the sub-advisors’ highest conviction ideas to have a meaningful impact on the Fund’s performance. For example, with three sub-advisors, the Fund could own as few as 15 securities. Litman/Gregory believes limiting the number of holdings improves the long-term return opportunity because the portfolio contains only the sub-advisors’ very highest-conviction ideas.

The Fund typically invests in the securities of large and mid-sized U.S. companies, although the managers may also invest without limit in the securities of non-U.S. companies.  At times, securities of non-U.S. companies may make up a material portion of the overall portfolio.  The managers may also own securities of smaller companies, though these are expected to be a lesser portion of the overall fund portfolio. In addition, to a limited extent, the Fund may invest in distressed companies, which Litman/Gregory considers to be companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.  The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds (“junk bonds”), bank debt or other indebtedness of such companies.  The Fund may invest in junk bonds rated BB (or lower)/Ba (or lower), by Standard & Poor’s or Moody’s Investor Services, respectively.

By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access only the very highest-conviction stock-picking ideas of each manager at any point in time; and

•	reduce the risk of non-diversification at the overall portfolio level by incorporating managers with different stock-picking disciplines.

Generally, a security may be sold: (1) if the investment manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the investment manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the investment manager’s assessment criteria; or (5) for other portfolio management reasons.

Summary Section	The Masters’ Select Focused Opportunities Fund

Principal Risks

Investment in stocks exposes shareholders of the Focused Opportunities Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•
Non-Diversification Risk.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•
Foreign Company and Emerging Markets Risk.  The Fund may invest a portion of its assets in securities of companies based outside of the United States.  Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Smaller Companies Risk.  The Fund may invest a portion of its assets in the securities of small and mid-sized companies.  Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.

•
Distressed Companies Risk.  The Fund may invest a portion of its assets in securities of distressed companies.  Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

•
Multi-Style Management Risk.  Because portions of the Fund's assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Focused Opportunities Fund.  The bar chart shows changes in the performance of the Focused Opportunities Fund’s Institutional Class shares from year to year.  The table below shows how the Focused Opportunities Fund’s average annual returns for 1 year and since inception periods compare to those of a broad-based market index.  Past performance, before and after taxes, does not indicate how the Focused Opportunities Fund will perform in the future.  Updated performance information is available on the Fund’s Web site at www.mastersfunds.com.

Summary Section	The Masters’ Select Focused Opportunities Fund

Masters’ Select Focused Opportunities Fund – Institutional Class
Calendar Year Total Returns
During the period shown above, the highest and lowest quarterly returns earned by the Focused Opportunities Fund were:

Highest: 30.29% Quarter ended June 30, 2009

Lowest: -27.48% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2009)
Masters’ Select Focused Opportunities Fund	One Year	Since Fund Inception (6/30/06)
Institutional Class
Return Before Taxes	49.28%	-3.03%
Return After Taxes on Distributions	49.19%	-3.33%
Return After Taxes on Distributions and Sale of Fund Shares	32.15%	-2.60%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.45%	-1.53%

The Fund’s after-tax returns as shown in the previous table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information does not apply to your investment.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Manager	Managed the Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	2006
	Jeremy DeGroot, CFA, Chief Investment Officer	2006

Sub-Advisor	Portfolio Manager	Managed the Fund Since:

Davis Selected Advisers, L.P.	Christopher Davis, Chairman	2006
	Kenneth Feinberg, Vice President	2006

Franklin Mutual Advisers, LLC	Peter Langerman, CEO and President	2006

Summary Section	The Masters’ Select Focused Opportunities Fund

Sub-Advisor	Portfolio Manager	Managed the Fund Since:

Sands Capital Management, LLC	Frank Sands, Jr. , CFA, Chief Investment Officer and Chief Executive Officer	2008
	A. Michael Sramek, CFA, Senior Portfolio Manager	2008
	John Freeman, Senior Portfolio Manager	2010

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding Purchase and Sale of Fund Shares” section on page 26 of this Prospectus.

Summary Section	The Masters’ Select Focused Opportunities Fund

Summary of Other Important Information Regarding Purchase and Sale of Fund Shares
Transaction Policies – All Funds

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Masters’ Select Funds, c/o Boston Financial Data Services, P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$1,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	n/a	n/a	n/a

Tax Information – All Funds

The Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Description of Principal Investment Risks

Description of Principal Investment Risks
The principal risks for each Fund are identified in the Funds’ Summary Sections, and are described in further detail below.  Additional information about the principal risks is included in the Funds’ Statement of Additional Information (“SAI”).

Distressed Companies Risk
Investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies.  Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company.  Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies.  By purchasing all or a part of a company’s direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders.  A Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy.  Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.
The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost.  Purchasers of participations, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness.  In addition, a Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness.  When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Emerging Markets Risk
Emerging market countries are those with immature economic and political structures, and entail greater investment risk than developed markets.  Emerging markets may be under-capitalized, have less developed legal and financial systems or may have less stable currencies than markets in the developed world.  Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country.  Emerging market securities typically present even greater exposure to the risks described under “Foreign Company Risk” and may be particularly sensitive to certain economic changes.  For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.  Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors.  Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Description of Principal Investment Risks
Foreign Company Risk
Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value or liquidity of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

Multi-Style Management Risk
Because portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Non-Diversification Risk
A non-diversified Fund may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by a Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return than would be the case in a diversified fund holding a larger number of securities. This may make a Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Description of Principal Investment Risks
Smaller Companies Risk
Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies.  Small and mid-sized companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  Smaller companies may have no or relatively short operating histories, or may be newer public companies.  Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Portfolio Turnover Risk
High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders.

Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Fund Management and Investment Styles

The Advisor
The Funds are managed by Litman/Gregory Fund Advisors, LLC, 4 Orinda Way, Orinda, California, 94563.  Litman/Gregory has overall responsibility for assets under management, recommends selection of investment managers to the Board of Trustees of the Masters’ Select Funds Trust (the “Trust”), evaluates the performance of the investment managers, monitors changes at the investment managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the investment managers’ assets, determines the amount of cash equivalents (if any) that may be held in addition to cash in each of the investment managers’ sub-portfolios and coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Kenneth E. Gregory is a Trustee of the Trust, Co-Portfolio Manager of the Funds and the President of Litman/Gregory. Gregory is also President, Chief Strategist and a member of Litman/Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm which is affiliated with, and provides research to, Litman/Gregory.  Gregory co-founded LGAM in 1987.  LGAM owns Litman/Gregory Analytics, publisher of AdvisorIntelligence, a web-based investment research service.  Gregory also co-founded L/G Research, Inc., an affiliated firm that publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. Gregory has been in the investment business since 1979 and he has an MBA degree in Business from the University of Michigan’s Ross School of Business.

Jeremy DeGroot, CFA, is the other Co-Portfolio Manager of the Funds.  He is also a member of LGAM and serves as its Chief Investment Officer.  Prior to joining Litman/Gregory in 1999, DeGroot was a Manager in KPMG Peat Marwick's Economic Consulting Services practice in 1998.  From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients.  He has a Master’s degree in Economics from the University of California Berkeley.
Together, Gregory and DeGroot are responsible for monitoring the day-to-day activities of the investment managers and overseeing all aspects of Litman/Gregory’s responsibilities with respect to the Masters’ Select Funds.

Asset Level Limitations

Litman/Gregory believes that high levels of assets under management can be detrimental to certain investment strategies.  Litman/Gregory also believes that very low levels can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is Litman/Gregory’s belief that asset levels are particularly relevant to the Masters’ Select Funds given their concentrated investment strategy.  Because of this belief, each of the Funds may be closed to new shareholders, with certain exceptions approved by the Board of Trustees, at asset levels that Litman/Gregory and sub-advisors believe lock in a high degree of flexibility on a per-sub-advisor basis.  Alternatively, additional sub-advisors may be added to the Funds to expand capacity in order to avoid closing to new shareholders or to avoid “hard closing” to existing shareholders.  Litman/Gregory will add new sub-advisors only if, in its opinion, the sub-advisor has the exceptional stock-picking skill and other traits Litman/Gregory requires of Masters’ Select managers.

Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Multi-Manager Issues

More on Multi-Style Management:  The investment methods used by the managers in selecting securities for the Funds vary.  The segment of each Fund’s portfolio managed by an investment manager will, under normal circumstances, differ from the segments managed by the other investment managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition.  Because selections are made independently by each investment manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment.  Litman/Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or lack of diversification.  Litman/Gregory is responsible for establishing the target allocation of Fund assets to each investment manager.  Litman/Gregory does not intend to change the target allocations, although, under unusual conditions, Litman/Gregory may adjust the target allocations.  Market performance may result in allocation drift among the investment managers of a Fund.  Litman/Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by Litman/Gregory.  Each investment manager selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.  A manager may occasionally hold more than the specified maximum number of holdings in his or her portfolio or may hold fewer holdings. Such a circumstance may be the result of an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or a temporary overlap in selling a portfolio security while simultaneously adding a new security.

In the event an investment manager ceases to manage a segment of a Fund’s portfolio, Litman/Gregory will select a replacement investment manager or allocate the assets among the remaining managers.  The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.  Litman/Gregory may also add additional managers in order to increase fund diversification or capacity.  A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements is included in the Funds’ Annual Report to Shareholders.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities of the Funds.

Temporary Defensive Positions:  Under unusual market conditions or for temporary defensive purposes, each Fund’s total assets may be invested in short-term, high-quality debt securities.  Defensive positions may be initiated by the individual portfolio managers or by Litman/Gregory.

Multi-Manager Exemptive Order:  Litman/Gregory has obtained an exemptive order from the SEC that permits it, subject to certain conditions, to select new investment managers with the approval of the Board of Trustees and without obtaining shareholder approval.  The order also permits Litman/Gregory to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes.  Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund.  The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ SAI, which can be obtained free of charge by contacting the Funds’ transfer agent at 1-800-960-0188.

Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Advisory Fees

The Funds each pay a monthly investment advisory fee to Litman/Gregory based on the respective Fund’s average daily net assets.  The table below illustrates the base fees paid to Litman/Gregory along with reduced fees paid on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Masters’ Select Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
Masters’ Select International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Masters’ Select Value Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Masters’ Select Smaller Companies Fund	First $450 million	1.14%
	Over $450 million	1.04%
Masters’ Select Focused Opportunities Fund	First $1 billion	1.10%
	Over $1 billion	1.00%

Litman/Gregory, not the Funds, is responsible for payment of the sub-advisory fees to the investment managers, each of whom is compensated monthly on the basis of the assets committed to his or her individual discretion.  Based on the assets of each Fund as of March 31, 2010 and the asset allocation targets, Litman/Gregory pays fees to the investment managers as follows, however, assets and allocations will fluctuate and these rates will vary:

Fund	Aggregate Annual Fee Rates Advisor Pays to Investment Managers
Masters’ Select Equity Fund	0.683%
Masters’ Select International Fund	0.559%
Masters’ Select Value Fund	0.680%
Masters’ Select Smaller Companies Fund	0.730%
Masters’ Select Focused Opportunities Fund	0.600%

Through April 30, 2011, Litman/Gregory has contractually agreed to waive a portion of its advisory fees for three of the Funds.  For the International Fund, Litman/Gregory has agreed to waive the percentage rate of the daily net assets of the Fund so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Fund’s daily net assets retained by Litman/Gregory is 0.40% on the first $1 billion and 0.30% for assets over $1 billion.  For the Value Fund, Litman/Gregory has agreed to waive 0.02% of its fee as a percentage of the average daily net assets of the Fund.  For the Focused Opportunities Fund, Litman/Gregory has agreed to waive 0.08% of its fee as a percentage of the average daily net assets of the Fund.  Litman/Gregory also voluntarily waives a portion of its advisory fees from time to time.  Litman/Gregory has agreed not to seek recoupment of any advisory fees waived.

In 2009, the advisory fees paid and net fees retained by Litman/Gregory with respect to the Funds, after fee waivers and breakpoint adjustments, were as follows:

Fund	2009 Advisory Fees Paid by the Fund after Fee Waivers	2009 Net Fees Retained by Advisor after Fee Waivers and Payments to Investment Managers
Masters’ Select Equity Fund	1.088%	0.407%
Masters’ Select International Fund	0.939%	0.382%
Masters’ Select Value Fund	1.074%	0.399%
Masters’ Select Smaller Companies Fund	1.134%	0.414%
Masters’ Select Focused Opportunities Fund	1.002%	0.404%

Fund Management and Investment Styles	The Masters’ Select Equity Fund

The Masters’ Select Equity Fund – Investment Managers

The Fund’s seven investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations.  Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened.

Litman/Gregory’s strategy is to allocate the portfolio’s assets among investment managers who, based on Litman/Gregory’s research, are judged to be among the best in their respective style groups.  The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, the Fund invests at least 80% of the Fund’s net assets in equity securities.  This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice of that change.  Under normal conditions, each investment manager’s portfolio segment typically includes a minimum of 5 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 60 and 100 securities.  The target allocation of assets to the managers was designed with the specific objective of maintaining significant exposure to stocks of large and mid-sized companies with a greater emphasis on U.S. domiciled companies.

The following table provides a description of the Fund’s seven investment managers.  A detailed discussion of the management structure of the Fund follows the table.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Kenneth Feinberg Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price
Bill D’Alonzo and Team Friess Associates, LLC	10%	All sizes but mostly small and mid-sized companies	Growth
Mason Hawkins Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value
Clyde McGregor Harris Associates L.P.	20%	All sizes but mostly large and mid-sized companies	Value

Fund Management and Investment Styles	The Masters’ Select Equity Fund

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Frank Sands, Jr. A. Michael Sramek John Freeman Sands Capital Management, LLC	10%	All sizes, but mostly large and mid-size companies	Growth
Robert Turner Frank Sustersic Jason Shrotberger Turner Investment Partners, Inc.	10%	All sizes	Growth
Richard Weiss Wells Capital Management, Inc.	10%	All sizes but mostly small and mid-sized companies	Growth at a reasonable price

Masters’ Select Equity Fund Portfolio Managers

Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756

Christopher C. Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”).  Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995, and also manages other equity funds advised by Davis Advisors.  Mr. Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995. Feinberg has served as a Portfolio Manager of Davis New York Venture Fund since May 1998 and also manages other equity funds advised by Davis Advisors.  Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.

Approximately 20% of the Fund’s assets are managed by Davis and Feinberg. Davis Advisors manages equity funds using the “Davis Investment Discipline.” Davis Advisors conducts extensive research to try to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at a discount to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of the following characteristics:

Fund Management and Investment Styles	The Masters’ Select Equity Fund

First-Class Management
•	Proven track record
•	Significant alignment of interests in business
•	Intelligent application of capital

Strong Financial Condition and Satisfactory Profitability
•	Strong balance sheet
•	Low cost structure
•	High returns on capital

Strong Competitive Positioning
•	Non-obsolescent products / services
•	Dominant or growing market share
•	Global presence and brand names

After determining which companies it wishes to own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ common stock. Davis Advisors seeks common stock which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company if it believes the stock’s market price exceeds the Advisor’s estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Bill D’Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D’Alonzo is the lead manager for the segment of the Fund’s assets managed by Friess Associates, LLC (“Friess”).  D’Alonzo has been in the investment business since 1978, is Chairman of the Brandywine Funds and is Chief Executive and Chief Investment Officer of Friess.  Friess has been an investment manager to Masters’ Select Equity Fund since its inception in 1996.

Approximately 10% of the Fund’s assets are managed by D’Alonzo and his team.  D’Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum.  Emphasis is placed on companies with market capitalization of less than $5 billion.  These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D’Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized and large companies if the team believes that those common stocks offer particular opportunity for long-term capital growth.

In selecting investments, D’Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value.  D’Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management.  Greater weight is given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values.  A particular issuer’s dividend history is not considered important.

Fund Management and Investment Styles	The Masters’ Select Equity Fund

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund’s assets run by Southeastern Asset Management, Inc. (“Southeastern”).  Hawkins has been in the investment business since 1972 and was one of the original founders in 1975 of Southeastern, of which he is now the majority owner.  He has managed the Longleaf Partners Fund since its inception in 1987 and the Longleaf Partners International Fund since its inception in 1998. Southeastern has been an investment manager to Masters’ Select Equity Fund since its inception in 1996.

Approximately 20% of the Fund’s assets are managed by Southeastern, which uses a value-oriented approach to picking stocks.  The firm considers companies of all sizes, although most of its portion of the Fund’s assets are expected to be invested in mid-sized and larger companies.  Southeastern has the flexibility, but not the requirement, to invest up to 50% of its portfolio segment in the securities of foreign companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth.  Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth.  Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time.  Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized.  Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer’s intrinsic value before purchasing the security.

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied.  The first assesses what Hawkins believes to be the real economic value of the issuer’s net assets; the second examines the issuer’s ability to generate free cash flow after required or maintenance capital expenditures.  After free cash flow is determined, conservative projections about its rate of future growth are made.  The present value of that stream of cash flow plus its terminal value are then calculated using a discount rate based on expected interest rates.  If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm’s length would accept for the whole company.  In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations.  Other considerations used in selecting potential investments include the following:

•	Indications of shareholder-oriented management
•	Evidence of financial strength
•	Potential earnings improvement

Clyde McGregor, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL  60602

Clyde McGregor is the portfolio manager responsible for the segment of the Equity Fund’s assets allocated to Harris Associates L.P. (Harris). McGregor is a portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund.  McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 31 years of experience in the investment business, having spent four years as an investment officer at The Northern Trust Company prior to joining Harris. McGregor became a portfolio manager at Harris in the late 1980s and is one of three voting members of the domestic Stock Selection Group that develops Harris’ domestic equity “approved list.”

Fund Management and Investment Styles	The Masters’ Select Equity Fund

McGregor is responsible for managing approximately 20% of the Equity Fund’s assets.  McGregor considers businesses whose shares are trading at a 30% or greater discount from his assessment of their intrinsic value. This assessment is based on the price buyers have paid for similar companies in private transactions and/or Harris’ discounted cash flow analysis. To avoid value traps, McGregor wants to own companies that he expects will see their intrinsic value per share grow. In addition, his goal is to own businesses that “have vitality” and an ongoing reason to exist.  Finally, he is looking to invest in companies run by management teams that treat shareholders as partners. McGregor will consider selling a stock as it approaches fair value; if there are other ideas that are significantly more compelling; if company fundamentals deteriorate without an adequate decline in valuations; or if he feels management is no longer acting in shareholders’ best interests.

Frank Sands, Jr., CFA
A. Michael Sramek, CFA
John Freeman
Sands Capital Management, LLC
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank Sands, Jr. is the lead portfolio manager for the segment of the Equity Fund managed by the team at Sands Capital Management, LLC (“Sands Capital”).  Sands, Jr. is currently Chief Executive Officer and Chief Investment Officer at Sands Capital.  Prior to joining Sands Capital, he was a portfolio manager and research analyst with Fayez, Sarofim and Company.  Sramek began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001.  He is a Senior Portfolio Manager and Senior Research Analyst at Sands Capital.  Freeman began his investment career as a senior research analyst at Precursor, Inc. prior to joining Sands Capital in 2006.  He is a Senior Portfolio Manager and Senior Research Analyst at Sands Capital.  Sands Capital Management was founded in February 1992 with the belief that a dedicated investment team committed to, and focused on, a high-quality growth investment strategy could create wealth for its clients over time. The investment strategy has been developed by Frank Sands, Sr., the current Chairman of Sands Capital, who entered the investment management industry as an analyst in 1969. Besides Sands, Jr., Sramek and Freeman, the investment team is comprised of six senior members, who are supported by eight research analysts and seven research associates. The firm is independent and 100% employee owned.

Sands manages approximately 10% of the assets of the Equity Fund.  Sands believes that over longer periods of time, stock prices track earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. Sands believes great investment ideas are rare, and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Grassroots research—bottom-up and company focused—is the cornerstone of Sands’ investment process.   All research analyses and conclusions are internally generated using a variety of internal and external data sources.

Sands seeks to identify the potential leaders in attractive business spaces. To identify such companies, Sands evaluates six key factors:

(1)
Sustainable above-average earnings growth. The goal is to identify the key drivers of revenue and earnings growth that will allow a company to grow faster than the broad market for at least the next several years. They generally want holdings to have at least 15% to 16% annualized growth.

Fund Management and Investment Styles	The Masters’ Select Equity Fund

(2)
Leadership position in a promising business space. The team looks for companies with large and preferably growing market share. These companies typically achieve greater profitability than their peers.

(3)
Significant competitive advantage/unique business franchise. The team looks for companies with pricing power and significant barriers to entry.  Simply said, they are looking for moats to protect the business franchise.

(4)
Clear mission and value-added focus. They examine management’s historical ability to execute business plans and evaluate customer feedback. They like to see an independent board of directors, a low percentage of stock options going to top management, the CEO’s salary aligned with shareholders’ interests (not excessive), and conservative accounting practices.

(5)
Financial strength. They prefer little or no debt, prudent use of leverage and rising levels of cash. They frequently expect to see increasing return on invested capital over the period of time they own a business.

(6)
Rational valuation relative to market and business prospects. While the team focuses their work on the business aspect of potential portfolio companies they do pay attention to valuation. When adding new companies to the portfolio, they are willing to pay a rational price, often a perceived premium. Over time they tend to ignore short-term stock price movements and rarely if ever sell a company just on valuation alone.

To determine whether a company meets these criteria, one or more members of the investment team build the investment case. The investment case includes a proprietary detailed earnings model, an explanation as to exactly how the company meets the six criteria listed above, the key metrics by which the company can be measured, the outstanding/unresolved issues relating to the company, and the hypothetical sell case for the company. This information is shared with the larger investment team, and a vetting process ensues. The vetting process can last from several weeks to several months, during which additional questions are asked and answered, and additional information is gathered. After all outstanding issues are resolved, and with significant input from the investment team, the final investment decision is made.

Robert Turner, CFA
Frank Sustersic, CFA
Jason Shrotberger, CFA
Turner Investment Partners. Inc.
1205 Westlakes Drive
Suite 100
Berwyn, PA 19312

Robert (Bob) Turner, CFA is the lead portfolio manager for the portion of the Equity Fund’s assets managed by Turner Investment Partners, Inc (“Turner Investments”). Turner has served as Chairman and Chief Investment Officer of Turner Investments since 1990. He is the lead portfolio manager for Turner Investments’ Large Cap Growth, Global Growth and Turner’s Market Neutral investment strategies.  He is a member of the analyst team that covers the technology and telecommunications sector.  Frank Sustersic is a senior portfolio manager/security analyst at Turner Investments.  He covers stocks in the health-care sector.  Mr. Sustersic is lead manager of the Micro Cap Growth, Healthcare and Biotechnology Equity, and the Select Opportunities strategies and co-manager of Turner Investment’s Global Medical Sciences and Spectrum strategies.  He has worked at Turner Investments since 1994 and has 21 years of investment experience.  Prior to joining Turner Investments, Mr. Sustersic was a portfolio manager at First Fidelity Bank Corporation.  Jason Shrotberger is a portfolio manager/security analyst at Turner Investments.  He covers stocks in the consumer sector.  Mr. Shrotberger is lead manager of Turner Investment’s Global Consumer strategy and co-manager of Turner Investment’s Midcap Growth, Small Cap Growth, All Cap Growth, along with other portfolios.  He has worked at Turner Investments since 2001 and has 16 years of investment experience.  Prior to joining Turner Investments, Mr. Shrotberger was an investment analyst at BlackRock Financial Management, and also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. Turner Investments was founded in 1990 by Bob Turner, Mark Turner, and Chris McHugh. It is 100% employee owned, and approximately 74% of employees are owners (as of December 31, 2009).

Fund Management and Investment Styles	The Masters’ Select Equity Fund

Turner Investments manages approximately 10% of the assets of the Equity Fund.  They take a team approach to investment management. Each member of the U.S. Growth Equity Investment Team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Some team members have additional responsibility as lead or back-up managers for Turner’s various equity strategies (e.g., small-cap growth, mid-cap growth, large-cap growth). Turner believes the best investment decisions result from informed collaboration between the senior portfolio manager and a team of experienced analysts. Analysts are expected to be experts in their sectors and portfolio managers are relied upon to implement Turner’s investment discipline for their particular strategy.

Turner’s investment philosophy is that earnings expectations drive stock prices. Turner wants to buy companies whose growth is accelerating faster than the market consensus expects, and tries to avoid companies whose growth is slowing. The firm applies the same investment process to all of its equity portfolios, which combines quantitative, fundamental, and technical analysis. Turner's proprietary quantitative model ranks companies by sector and market capitalization based on numerous factors that Turner has determined to have the best predictive value in terms of future performance. Turner’s portfolio managers and sector analysts focus on the screen's top-ranked companies (or companies moving up in the screen) in each sector for their fundamental research. Fundamental analysis centers on identifying companies with accelerating revenue and earnings growth, large potential market opportunity, and expanding margins, among other growth characteristics that will lead to better-than-expected earnings. This process can involve meeting with company management, talking to industry experts and competitors, and attending trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings. Once a stock is targeted for purchase (or sale in the case of a current holding), technical analysis is used to identify attractive entry (or exit) price points, although Turner may sell quickly if a company misses earnings. Valuations are not a critical element of the buy or sell decision.

A current holding becomes a candidate for sale based upon evaluation of Turner’s three elements of investment criteria: model ranking, fundamental analysis, and technical analysis. If any one of these three elements turns negative, Turner carefully evaluates the fundamentals. Sell candidates are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051
Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Wells Capital Management, Inc. (“Wells Capital”).  Mr. Weiss has been in the investment business for over 30 years and is currently Senior Portfolio Advisor for Wells Capital.  Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008.  Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975.  Weiss continues an informal relationship with the Wells Capital Management Core Equity team which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund.  Weiss has managed a portion of Masters’ Select Equity Fund assets since the inception of the Fund in 1996 and a portion of Masters’ Select Smaller Companies Fund since its inception in 2003.

Approximately 10% of the Fund's assets are managed by Weiss.  He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors.  Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

Fund Management and Investment Styles	The Masters’ Select Equity Fund

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value.  This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company.  Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value.  When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over.  The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Fund Management and Investment Styles	The Masters’ Select International Fund

The Masters’ Select International Fund – Investment Managers

The Fund’s six investment managers pursue the Fund’s objective primarily through investments in common stocks of issuers located outside of the United States.  Under normal market conditions, the Fund will invest at least 80% of its net assets in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets.  This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice of that change.  Each investment manager may invest in securities traded in both developed and emerging markets.  Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the Fund’s assets are expected to be invested in stocks of companies listed and domiciled in developed countries.  There are no limits on the Fund’s geographic asset distribution but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside of the United States.  In most periods it is expected that the Fund will hold securities in more than five countries.  Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The Fund’s investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization.  Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened.  Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the Fund will have significant exposure to large and mid-sized foreign companies under normal market conditions.

Litman/Gregory’s strategy is to allocate the portfolio’s assets among investment managers who, based on Litman/Gregory’s research, are judged to be among the best relative to their respective peer groups.  Litman/Gregory has focused exclusively on stock pickers who emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

Litman/Gregory believes that bottom-up stock pickers have an advantage in foreign markets because:

•
It is Litman/Gregory’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•
Litman/Gregory believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than in the United States.  If true, Litman/Gregory believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on Litman/Gregory’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that he believes are relevant in specific countries.

The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each investment manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 60 and 90 securities.

Fund Management and Investment Styles	The Masters’ Select International Fund

The following table provides a description of the six investment managers.  A detailed discussion of the management structure of the Fund follows the table.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman Marsico Capital Management, LLC	17%	All sizes, but mostly large and mid-sized companies	Growth
David Herro Harris Associates L.P.	20%	All sizes, but mostly large and mid-sized companies	Value
Ted Tyson and Team Mastholm Asset Management, LLC	18%	All sizes	Growth
Amit Wadhwaney Third Avenue Management, LLC	15%	All sizes	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Ted Wendell Northern Cross, LLC	10%	Mostly large and mid-sized companies	Blend

Masters’ Select International Fund Portfolio Managers

Bill Fries, CFA
W. Vinson Walden, CFA
Thornburg Investment Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM  87506

Bill Fries is the lead manager for the portion of the Fund's assets managed by the team at Thornburg Investment Management, Inc. (“Thornburg”).  Fries joined Thornburg in 1995 as a Managing Director and Portfolio Manager.  At Thornburg he has managed the Thornburg International Value Fund since May of 1998 and the Thornburg Value Fund since October 1995.  Fries has been an investment manager to Masters' Select International Fund since September 2003.  Vinson Walden joined Thornburg in 2002 and is co-portfolio manager and a Managing Director at the firm.

Fund Management and Investment Styles	The Masters’ Select International Fund

Fries has been in the investment management business since the early 1970s.  Prior to joining Thornburg he was Vice President of equities at USAA Investment Management Company, where he created the investment strategy for the USAA Income Stock Fund and was its original portfolio manager.  Fries also began managing the USAA Aggressive Growth Fund in early 1994 and he was in charge of the Basic Value Sector of the USAA Cornerstone Fund from 1984 to 1988.  Also at USAA, he served as investment advisor to the company's employee benefit plans and managed its insurance company equity portfolios from 1984 to 1988.  Fries began his investment career as a securities analyst and bank investment officer.  He received his designation as a Chartered Financial Analyst in 1974.  Fries also served in the U.S. Marine Corps as a Communications Officer from 1961 to 1964.  Walden began his investment career as an Associate at Lehman Brothers in 1998 and also worked as an Associate at IBIS Management prior to joining Thornburg in 2002.

Approximately 20% of the Fund's assets are managed by Fries and his team.  He believes that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk.  His idea of value centers on his assessment of the intrinsic worth of an investment.  The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

Thornburg's initial search for investment ideas involves the use of quantitative screens as well as other sources.  Starting with the international equity universe, Thornburg screens their databases for companies that appear attractive across a number of value parameters.  Thornburg looks for securities that have low price-to earnings, low price-to-cash flow and low price-to-book ratios.  Companies ranging from small-cap to large-cap are considered.  Additionally, screens are employed in order to identify stocks where business prospects may be improving.  The typical screen generates a list exceeding 125 stocks from which only a few may be selected for further research.

Thornburg will not purchase a security simply because it is priced cheaply relative to the market.  The investment team spends the majority of its time on internal, bottom-up research, in its effort to understand the fundamental merit of each stock that has been identified as promising.  These efforts include financial statement analysis, discussions with senior management of the companies, as well as consideration of the company's competitors, suppliers and clientele.  Fries seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock.  Many of the investments made may be contrary to the popular consensus at the time of purchase.  Ultimately, Fries and his team attempt to estimate the business value of each company.  In addition to estimating the business value for each stock, the analysis also seeks to identify where potential weaknesses may lie in an attempt to minimize downside risk.  Each of the researched stocks is classified into a category of value:

•	Basic Value – Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company's net assets or potential earning power
•	Consistent Earners – Companies with steady earnings and dividend growth that are selling at attractive values and are priced below historical norms
•	Emerging Franchises – Companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above-average rate

The dynamics of the companies in those categories differ and, therefore, merit specific consideration within the context of that category.  For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require analysis of the companies' product cycles and the historical and prospective impact of the economy on their business.  Within the context of each value category, the team evaluates the most attractive prospects.  Generally, Fries' segment of the Fund's portfolio is expected to include stocks from each category.  Because of the diversification across these categories, Fries' portfolio will typically be eclectic and not easily labeled as "growth" or "value," "small-cap" or "large-cap."

Fund Management and Investment Styles	The Masters’ Select International Fund

James Gendelman
Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, CO  80202

James Gendelman is the portfolio manager for the portion of the Fund’s assets allocated to Marsico Capital Management, LLC (“Marsico”).  Gendelman has been in the investment business since 1987, and has served as the international equities portfolio manager and a senior analyst of Marsico since May 2000.  Prior to joining Marsico, Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co.  He holds a Bachelor’s degree in Accounting from Michigan State University and an MBA degree in Finance from the University of Chicago.  Gendelman was a certified public accountant with Ernst & Young from 1983 to 1985.  Gendelman has been an investment manager to Masters’ Select International Fund since February 2005.

Gendelman is responsible for managing approximately 17% of the Fund’s assets, although it is the current intention of the Advisor to gradually increase this allocation over time.  In selecting investments for the Fund, Gendelman takes a research intensive hands-on fundamental approach.

Gendelman believes in combining top-down macroeconomic and thematic views with bottom-up stock selection to identify high-quality companies with attractive growth characteristics.  The ultimate objective is to find companies with earnings-growth potential that may not be recognized by the market at large.  He is typically drawn to companies where he can tangibly identify a sustainable market advantage, an event that could realize franchise value, or a unique low-cost advantage relative to competition.  In determining whether a particular company is suitable for investment, Gendelman and his team consider a number of different attributes.  These may include the company’s specific market expertise or dominance, its franchise durability and pricing power, financial attributes (with a preference for strong balance sheets, improving returns on equity, and the ability to generate free cash flow), the quality of management, and valuations in the context of the investment team’s projected growth rates.

In order to be flexible across the growth spectrum, Gendelman divides the growth universe into three categories—core growth, aggressive growth, and lifecycle change.  Core growth companies represent a group that they have extensively modeled and where, in Gendelman’s view, the conviction level is high.  Aggressive growth companies are those that are generally trading at a premium valuation to their sector and/or market, but that also have higher growth expectations.  This category could also include higher-risk companies such as those in emerging markets or industries that are in the early stages of fast growth.  Lifecycle change companies are those that Gendelman believes to be undergoing meaningful fundamental change such as new management, new products, or divestiture.

In identifying specific companies to research, Gendelman may consider macro-economic factors such as interest rates, inflation, central bank policy, credit spreads, the regulatory environment and the global competitive landscape.  In addition, Gendelman may also examine other factors such as industry consolidation and the sustainability of economic trends.  The objective of this “top-down” analysis is to identify sectors, industries and companies that may benefit from the overall trends Gendelman has observed.

In researching companies, Gendelman and his team rely heavily on fundamental analysis.   Fundamental work generally starts with building a detailed financial model of a company.  The objective of this exercise is to identify key leverage points in the business that may drive earnings and cash flow.  Fundamental work also involves meeting with various levels of a company’s management and often also with its customers, suppliers, distributors, and competitors.  These meetings help Gendelman and his team confirm key leverage points in a business model and gain confidence in the overall business strategy.

Fund Management and Investment Styles	The Masters’ Select International Fund

Gendelman does not follow a rigid valuation discipline.  Rather, a company’s valuation is assessed on an ongoing basis in the context of its fundamentals, industry, and its stage of growth. Gendelman’s assessment of what stage the economic cycle is in may impact his valuation sensitivity.  Gendelman uses a variety of valuation metrics depending upon company-specific circumstances.  For example, he may use discounted-cash-flow analysis if he expects significant change in future cash flow, while for more mature industries he may find “metrics” such as price-to-earnings and free cash flow yield just as useful.

A stock may be sold for four main reasons.  A significant change in Gendelman’s macro or thematic outlook could lead to a shift in portfolio emphasis and trigger a sale. Valuations may become too expensive in relation to underlying earnings growth fundamentals.  An adverse change in fundamentals relative to the team’s expectations may also result in a sale.  Finally, a superior new idea can displace an existing holding.

David G. Herro, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

David Herro is the portfolio manager for the portion of the assets allocated to Harris Associates L.P. (“Harris”).  Harris, based in Chicago, is a wholly-owned subsidiary of Natixis Global Asset Management.  Herro has managed The Oakmark International Fund, The Oakmark International Small Cap Fund and The Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee.  He has been in the investment business since 1986.  Herro has been an investment manager to Masters’ Select International Fund since its inception in 1997.

Approximately 20% of the Fund’s assets are managed by Herro, who employs a highly-disciplined, bottom-up approach to stock picking.  When evaluating potential investments, three key factors are typically assessed:

•	Companies trading at less than 60% of the firm’s estimate of underlying business value
•	Free cash flows and intelligent investment of excess cash
•	High level of manager ownership

Herro begins with an investment universe of 5,000 to 6,000 non-U.S. stocks that are publicly traded and have information readily available.  Herro then screens these stocks.  The first screen is a “country cut” which eliminates stocks of countries that he believes do not have the adequate legal/regulatory structure and investment infrastructure in place to protect the interests of shareholders.  Once such countries are eliminated, the next cut is one of market capitalization, eliminating those stocks whose market capitalizations are too small or do not trade at sufficient levels of liquidity.  The final cut is one of valuation.  After eliminating those stocks whose valuations are unreasonably high, Herro is left with a working list of approximately 200 to 300 stocks to begin applying his value discipline.

Herro employs several risk controls that he considers important when constructing international portfolios:

•	Currency risk
•	Political risk
•	Individual security/company-specific risk

Fund Management and Investment Styles	The Masters’ Select International Fund

Due to his bottom-up approach, Herro focuses on stock selection rather than industry or country selection.  Currency hedging is done defensively and only if the dollar appears excessively undervalued.  Hedging is based on real interest rate spreads, purchasing power parity differentials and differences in growth and productivity.

Theodore J. Tyson
Douglas R. Allen
Andrew Elofson
Daniel Kim
Mastholm Asset Management, LLC
601 Union Street, Suite 3720
Suite 3720
Seattle, WA  98101

Ted Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm Asset Management, LLC (“Mastholm”).  Prior to forming Mastholm in 1997, Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988.  He has been in the investment business since 1984. The Mastholm portfolio is managed by a team of portfolio managers led by Ted Tyson and includes Doug Allen, Andrew Elofson and Daniel Kim.  Mastholm has been an investment manager to Masters’ Select International Fund since October 1999.

Approximately 18% of the Fund’s assets are managed by the Mastholm team.  Mastholm’s investment approach is bottom-up all capitalization growth, primarily in developed markets.

Mastholm screens a universe of 28,000 companies on a daily basis to identify stocks with accelerating earnings or positive news impacting current or future earnings.  Companies that pass their initial screens are reviewed to identify purchase candidates with the following characteristics:

•	Clarity of accounting and confirmation of real earnings growth
•	Operating results significantly higher than analysts’ expectations
•	Wide divergence of analysts’ expectations
•	Stock price below historical average range
•	Trading liquidity that meets guidelines

Candidates with these characteristics become the highest priorities for fundamental analysis by the team.  Fundamental research is allocated among the portfolio managers based on country or industry expertise.

The fundamental analysis process is designed to uncover catalysts that drive earnings not fully recognized by the market.  Industry analysts are interviewed to understand the assumptions that led to their original earnings forecast, companies are contacted to discuss how their explanation differs from that of industry analysts and to identify trends not recognized or fully discounted by the market.  Competitors, suppliers and vendors are questioned to cross-reference the information garnered from analysts and companies.  The portfolio managers spend a significant amount of time visiting with companies abroad that are in the portfolio or under consideration.

Investments are primarily concentrated in developed markets.  Mastholm tends to remain fully invested in stocks at all times, and does not hedge currencies except under rare circumstances.

Fund Management and Investment Styles	The Masters’ Select International Fund

Amit Wadhwaney
Third Avenue Management, LLC
622 Third Avenue
New York, NY  10017

Amit Wadhwaney is the portfolio manager for the segment of the Fund’s assets managed by Third Avenue Management, LLC (“Third Avenue”).  Mr. Wadhwaney has managed foreign stock portfolios since 1996. Mr. Wadhwaney is the founding manager of the Third Avenue International Value Fund, an open end mutual fund, as well as the Third Avenue Global Value Fund and the Third Avenue Emerging Markets Fund. Mr. Wadhwaney also manages the Third Avenue International Value Fund UCITS for overseas investors, as well as institutional separate accounts.  Earlier in his career, Mr. Wadhwaney was a securities analyst, and subsequently Director of Research, for M.J. Whitman, Third Avenue’s affiliated broker-dealer. Mr. Wadhwaney was also a paper and forest products analyst at Bunting Warburg, a Canadian brokerage firm. He began his career at Domtar, a Canadian forest products company.

He holds an M.B.A. in Finance from the University of Chicago, a B.A. with honors and an M.A. in Economics from Concordia University in Montreal (where he also taught economics) and B.S. degrees in Chemical Engineering and Mathematics from the University of Minnesota.

Wadhwaney has been an investment manager to Masters’ Select International Fund since February 2005.

Wadhwaney manages approximately 15% of the Fund’s assets.  He manages portfolios with a value-oriented style that is focused on buying and holding stocks of businesses that he believes are “safe” and that are selling significantly below their intrinsic value.  To meet the safe criterion, businesses must be understandable and have strong finances and competent management.  A business’s finances are considered strong if the company has quality assets and if it is not heavily dependent on external capital by virtue of low debt levels in comparison to its existing and future cash resources.  Value is measured in various ways depending on the nature of a business, but in general, valuations are assessed based on either liquidation value or what a private buyer is willing to pay for the business.  In addition, Wadhwaney prefers businesses that are likely to compound their value over time. This could arise from a company’s leadership position in the industry or management’s ability to convert its resources in a competent fashion (such as sales of surplus land, purchases of businesses, re-financings, spin-offs, reorganizations, or repurchases of stock).

Wadhwaney’s research objective is to develop a comprehensive understanding of a company’s business model and its environment, assess its true value, and to compare the company’s position within its industry.  Significant emphasis is placed on the quality of management and the transparency a company provides with respect to real and contingent liabilities that may affect the integrity of the balance sheet.  Fundamental research is relied on to make these assessments, and focuses on analyzing the balance sheet rather than forecasting future revenues and earnings.  Wall Street research is seldom utilized.  Stockholder mailings, regulatory filings, financial statements, industry publications and conferences, and field research are utilized as primary sources of information on a company.  Interviewing company management, and meeting its peers, suppliers, and customers is also an important part of the process.

Wadhwaney tends to hold stocks for multi-year periods.  He will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company that significantly reduces the investment's inherent value, or when he believes the stock is clearly overvalued relative to his assessment of the underlying intrinsic value of the business.

Fund Management and Investment Styles	The Masters’ Select International Fund

Howard Appleby, CFA
Jean-Francois Ducrest
James LaTorre, CFA
Edward (“Ted”) E. Wendell, Jr.
Northern Cross, LLC
125 Summer Street, Suite 1470
Boston, MA 02110

Howard Appleby, Jean-Francois Ducrest, Jim LaTorre and Ted Wendell comprise the portfolio management team for the segment of the Fund’s assets run by Northern Cross, LLC (“Northern Cross”).  Appleby, Ducrest, LaTorre and Wendell are the co-founders and principal owners of Northern Cross.  Hakan Castegren, President of Northern Cross Investments Ltd., consults with Northern Cross regarding investment themes and ideas.  Castegren has managed the Harbor International Fund since December 1987.  Northern Cross, LLC was appointed co-subadviser to the Harbor International Fund along with Northern Cross Investments, Ltd. on February 12, 2009.  Appleby, a British citizen, has been engaged in the investment business since 1982.  Having started as an equity analyst for W. Greenwell & Co. covering basic materials and energy, Appleby moved to the USA in 1986 to pursue a 16-year sell-side career serving U.S. portfolio managers investing in non-U.S. equities in various research, sales and management roles.  This culminated in a senior equity sales/management position with ABN AMRO from 1994 to 2002.  Appleby had a sell-side relationship with Castegren beginning in 1996 that involved presenting stock ideas on a regular basis, which eventually led to him becoming part of the investment group as an analyst in 2002.  In 2003 he became a founding partner and portfolio manager of Northern Cross.  Ducrest, a French citizen, has been engaged in the international equity business since 1988.  He started his career on the sell-side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors including industrials, consumers and utilities.  Between 1995 and 2001 he was a Senior Vice President and Principal of Cheuvreux’ New York-based U.S. operation serving U.S. institutions investing in European equities.  Ducrest’s sell-side relationship with the group dates to 1992 when he began presenting stocks for potential inclusion in Castegren’s managed products.  Ducrest joined the investment group as an analyst in 2002, and in 2003, he became a founding partner and portfolio manager of Northern Cross.  LaTorre began his career in the investment industry in 1982 with Merrill Lynch in New York.  In 1989, he became Vice President of Investments with the Ivy Fund group where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund.  In 1992, LaTorre began working with Castegren who was managing the Ivy International Fund and the Harbor International Fund.  He became Director of Research for Mr. Castegren in 1993.  From 1996 to 2002 LaTorre also managed the Harbor International Fund II.  In 2003, he became a founding partner and portfolio manager of Northern Cross.  Wendell has been involved in the investment management business since 1985 when he began his association with Castegren.  During that period, Mr. Wendell provided operational support to the investment process developed by Mr. Castegren, and provided non-U.S. equity investment programs for mutual funds, ERISA plans and high net worth individuals.  Mr. Wendell is also a founding partner and portfolio manager of Northern Cross.

Northern Cross is initially targeted to manage approximately 10% of the International Fund’s assets.  The team’s investment philosophy and process are characterized by:

•	An in-depth understanding of a company and its industry leads to a long investment time horizon (3-5+ years) and results in low portfolio turnover
•	Analysis of the attractiveness of countries and industries from a top-down perspective, though stocks are selected on a bottom-up basis
•	Stock selection, not top-down views, determines industry and country weightings
•	Low portfolio turnover minimizes transaction and market-impact costs
•	An emphasis on quality “blue chip” companies with long-term catalysts that will lead to expanding profit margins
•	A willingness to think independently and deviate significantly from benchmark industry and country weightings
•	Concentration in their best ideas with the most attractive risk/reward potential

Fund Management and Investment Styles	The Masters’ Select International Fund

The investment process encompasses a top-down, thematic approach coupled with intensive, fundamental, bottom-up industry and company analysis.  It is not uncommon for an idea to be monitored for years before a position is taken.  Research is focused on identifying secular trends (rather than shorter-term cycles) that will drive margin expansion.  Patient due diligence of companies, countries and regions are critical to the investment process.  The sub-advisor believes this due diligence, in combination with a top-down investment theme, provides the best opportunity to invest in truly undervalued companies.  Before qualifying a country for investment, the sub-advisor analyzes the stability of its currency, political, social, and economic environment and its legal infrastructure.  Consequently, the team focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economic and political regimes appear stable and are believed to provide adequate protection to foreign shareholders.

Among the long-term drivers of stock price appreciation the team looks for are the following:

•	Margin expansion
•	Pricing power driven by industry consolidation
•	Franchise value
•	Restructuring
•	Asset plays

On-site company meetings play an important role in the portfolio construction process, with each firm held in the portfolio typically visited at least twice per year.  Contact with company management and other key people serve to help the team gain insight and understanding of the business’s operations and judge the strength of company management.  The sub-advisor utilizes a worldwide network of brokers/traders and local contacts for additional insight and trade execution.

Rigid buy/sell price targets are avoided and the relative attractiveness of a stock or group of similar stocks is continuously evaluated.  No single set of metrics is used to value all companies.  Typically, the team looks for companies with strong and sustainable market positions that are selling at low price/earnings multiples relative to other stocks in the same country and industry.  In addition to assessing a company’s relative P/E ratio, other valuation metrics considered include the potential for long-term margin expansion compared to the enterprise value/sales multiple, the long-term sustainable free cash flow yield, and the absolute P/E ratio looking many years out.

Positions are commonly sold when:

•	A new idea presents better risk/reward characteristics
•	The stock’s price reaches the underlying business value
•	There is an adverse change in the economic, political or regulatory environment
•	Management fails to execute their business plan
•	There is an overwhelming change in the company’s policy of shareholder rights

The team does not plan to hedge currencies.  However, in a market where the local currency is expected to be weak, investments are often made in companies with assets or earning streams denominated in U.S. dollars.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Fund Management and Investment Styles	The Masters’ Select Value Fund

The Masters’ Select Value Fund – Investment Managers

Litman/Gregory’s strategy is to allocate the portfolio’s assets among four investment managers who, based on Litman/Gregory’s research, are judged to be among the best in the value style.  The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each investment manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 32 and 60 securities.

Each of the Fund’s investment managers have his/her own unique approach to company analysis and may define value differently.  Each has the freedom to invest to a limited extent in foreign stocks and the stocks of smaller companies.  However, with the exception of Peter Langerman, the investment managers primarily focus on mid- and large-sized U.S.-based companies and are less likely to own foreign domiciled companies or stocks of small companies.  Langerman is more likely to invest in foreign stocks and securities of distressed companies.

The Value Fund is structured as a non-diversified fund.  Diversification is a way to reduce risk by investing in a wide range of securities.  Although the Value Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be diversified.  In instances when the Value Fund’s portfolio is not diversified, it may own large positions in a small number of securities.   Because the change in value of any one security owned by the Value Fund may have a significant effect on the daily NAV of the Value Fund, the share price may be expected to fluctuate more than that of a diversified fund.  Significant fluctuations may affect the performance of the Value Fund.

The following table provides a description of the four investment managers.  A detailed discussion of the management structure of the Fund follows the table.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value
Bill Nygren Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value
Peter Langerman Franklin Mutual Advisers, LLC	30%	All sizes	Value

Fund Management and Investment Styles	The Masters’ Select Value Fund

Masters’ Select Value Fund Portfolio Managers

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund’s assets run by Southeastern Asset Management, Inc. (“Southeastern”).  Hawkins has been in the investment business since 1972 and was one of the original founders in 1975 of Southeastern, of which he is now the majority owner.  He has managed the Longleaf Partners Fund since its inception in 1987 and Longleaf Partners International Fund since its inception in 1998.  Hawkins has been an investment manager to Masters’ Select Value Fund since its inception in June 2000.

Approximately 30% of the Fund’s assets are managed by Southeastern.  The firm considers companies of all sizes, although most of its portion of the Fund’s assets is expected to be invested in mid-sized and larger companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth.  Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth.  Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time.  Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized.  Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer’s intrinsic value before purchasing the security.

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied.  The first assesses what Hawkins believes to be the real economic value of the issuer’s net assets; the second examines the issuer’s ability to generate free cash flow after required or maintenance capital expenditures.  After free cash flow is determined, conservative projections about its rate of future growth are made.  The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates.  If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm’s length would accept for the whole company.  In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations.  Other considerations used in selecting potential investments include the following:

•	Indications of shareholder-oriented management
•	Evidence of financial strength
•	Potential earnings improvement

Clyde McGregor, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Clyde McGregor is the portfolio manager responsible for the segment of the Value Fund’s assets allocated to Harris Associates L.P. (“Harris”). McGregor is a portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund.  McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 31 years of experience in the investment business, having spent four years as an investment officer at The Northern Trust Company prior to joining Harris. McGregor became a portfolio manager at Harris in the late 1980s and is one of three voting members of the domestic Stock Selection Group that develops Harris’ domestic equity “approved list.”

Fund Management and Investment Styles	The Masters’ Select Value Fund

McGregor is responsible for managing approximately 20% of the Value Fund’s assets.  McGregor considers businesses whose shares are trading at a 30% or greater discount from his assessment of their intrinsic value. This assessment is based on the price buyers have paid for similar companies in private transactions and/or Harris’ discounted cash flow analysis. To avoid value traps, McGregor wants to own companies that he expects will see their intrinsic value per share grow. In addition, his goal is to own businesses that “have vitality” and an ongoing reason to exist.  Finally, he is looking to invest in companies run by management teams that treat shareholders as partners. McGregor will consider selling a stock as it approaches fair value; if there are other ideas that are significantly more compelling; if company fundamentals deteriorate without an adequate decline in valuations; or if he feels management is no longer acting in shareholders’ best interests.

William C. Nygren, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Bill Nygren is the portfolio manager for the portion of assets allocated to Harris Associates L.P (“Harris”).  Harris, based in Chicago, is a wholly-owned subsidiary of Natixis Global Asset Management.  Nygren joined the firm in 1983 as an Investment Analyst and later served as the firm’s Director of Research from 1990 through 1998.  He has managed The Oakmark Select Fund since its inception in 1996, The Oakmark Fund since April 2000 and The Oakmark Global Select Fund since its inception in 2006. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison.  He has been in the investment business since 1981.  Nygren has been an investment manager to Masters’ Select Value Fund since its inception in June 2000.

Approximately 20% of the Fund’s assets are managed by Nygren, who employs a highly-disciplined, bottom-up approach to stock picking.  When evaluating potential investments, three key factors are assessed:

•	Companies trading at less than 60% of the firm’s estimate of underlying business value
•	Free cash flows and intelligent investment of excess cash
•	High level of manager ownership

Specific “buy” and “sell” targets are set for each security.  Targets are regularly adjusted to reflect changes in a company’s fundamentals; but once set they determine buy and sell decisions. Nygren is flexible in his approach to determining the target price for companies in different industries.  He generally views corporate restructuring, spin-offs and share repurchases as important catalysts in unlocking shareholder value.

Nygren’s philosophy of buying good businesses at inexpensive prices is the cornerstone of his investment process.  By purchasing securities at a discount to underlying value and by partnering with shareholder-oriented management teams, he believes successful investment results over the long term with below average risk can be achieved.

Fund Management and Investment Styles	The Masters’ Select Value Fund

Peter Langerman
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Peter Langerman is the portfolio manager for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”).  Langerman, the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund.  He was employed by the State of New Jersey Division of Investments from December 2002 - March 2005; prior to that, he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual. Franklin Mutual has managed a portion of Masters’ Select Value Fund assets since the inception of the Fund in June 2000.

Langerman manages approximately 30% of the Fund’s assets.  He works closely with the Franklin Mutual team of research analysts who employ a value approach to investing that seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value.  The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies.  Franklin Mutual determines what a company would be worth if it were put up for auction and sold – and then seeks to buy at significant discounts.  Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations.  Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spin-offs, tender offers, 13D filings and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for reasons such as earnings disappointments and adverse legal judgments.  After identifying a new investment possibility, Langerman and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business.  In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

The Masters’ Select Smaller Companies Fund – Investment Managers

Litman/Gregory’s strategy is to allocate the portfolio’s assets among five investment managers who, based on Litman/Gregory’s research, are judged to be among the best in their respective style groups.  The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal market conditions, the Fund invests at least 80% of the Fund’s net assets in securities of small and mid-sized U.S. companies. This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice of that change.  Under normal conditions, each investment manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 50 and 75 securities.

As used in this Prospectus, we define a “Smaller Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2500® Index, as of the most recent reconstitution.  Though the primary capitalization focus of the Fund is in the small-cap sector, we do not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock picker continues to maintain a high level of conviction with respect to the holding.  This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings.  Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to our investment managers.  Overall, we expect the majority of the Fund’s holdings at any point in time to meet the definition of a small capitalization company, but the Fund has the flexibility to hold mid-sized companies if the investment managers believe that holding these companies will lead to higher overall returns.  The Fund’s managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

The following table provides a description of the five investment managers. A detailed discussion of the management structure of the Fund follows the table.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team Friess Associates, LLC	20%	Small and mid-sized companies	Growth
Jeff Bronchick Tom Kerr Reed Conner & Birdwell, LLC	20%	Small and mid-sized companies	Value
Tucker Walsh Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth

Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Dennis Bryan Rikard Ekstrand First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value
Richard Weiss Wells Capital Management, Inc.	20%	Small and mid-sized companies	Growth at a reasonable price

Masters’ Select Smaller Companies Fund Portfolio Managers

Bill D’Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D’Alonzo is the lead manager for the segment of the Fund’s assets managed by Friess Associates, LLC (“Friess”).  D’Alonzo has been in the investment business since 1978, is Chairman of the Brandywine Funds and is Chief Executive Officer and Chief Investment Officer of Friess. D’Alonzo has been an investment manager to Masters’ Select Smaller Companies Fund since its inception in June 2003.

Approximately 20% of the Fund’s assets are managed by D’Alonzo and his team.  D’Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum.  Emphasis is placed on companies with a market capitalization of less than $5 billion with a majority of holdings likely to be in companies with a market capitalization of less than $1.5 billion.  These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D’Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized companies if the team believes that those common stocks offer particular opportunity for long-term capital growth.  In selecting investments, D’Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value.  D’Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management.  D’Alonzo and his team give greater weight to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values.

Jeffrey Bronchick, CFA
Thomas Kerr, CFA
Reed Conner & Birdwell, LLC
11111 Santa Monica Blvd. #1700
Los Angeles, CA 90025

Jeff Bronchick and Tom Kerr are the portfolio managers responsible for the segment of the Fund’s assets managed by Reed Conner & Birdwell, LLC (“RCB”).  Bronchick and Kerr are partners in RCB and co-managers of the firm’s small-cap value investment strategy.  Bronchick joined RCB in 1989 as a research analyst and currently is Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund.  Prior to joining RCB, Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston.  Kerr has been with RCB since 1994 and currently is a portfolio manager and equity analyst and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund.  Prior to joining the firm Kerr was an analyst with the Fuji Bank, Ltd, D.R. Morgan and GE Capital.  Bronchick and Kerr are supported by a team of analysts.

Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

Bronchick and Kerr are responsible for managing approximately 20% of the Smaller Companies Fund’s assets.  The objective of RCB’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management.  RCB’s small-cap universe consists of companies between $100 million and $3 billion.  Analysis of return on invested capital (“ROIC”) or “economic value” generation is the main driver in determining an attractive business.  The team identifies potentially attractive “value” opportunities through the use of quantitative screens as well as qualitative industry research (e.g. company visits, trade journals, etc.).  The team’s valuation analysis relies on a combination of valuation methodologies.  Discounted cash flow (“DCF”) modeling is the primary valuation tool, but the team also looks at leveraged buyout statistics, private-market comparables, as well as implied market expectations.  When building the DCF, the team models out several years, with particular emphasis on the first three years.  Beyond that, they use a conservative longer-term growth assumption to provide a margin of safety.  Assessing and minimizing downside risk is important, so if there is not an adequate margin of safety, they will not invest.  They also look at valuation multiples such as price-to-earnings, but use this data more as a double check rather than as a means to value a stock.  The team also conducts scenario analysis to weigh sensitivities to different inputs (e.g. cash flow growth and discount rate) to build a more comprehensive picture of the underlying value and associated risks.

RCB places a strong emphasis on company management because they view management as the catalyst for earnings and valuation growth.  The team meets with or talks to management of all companies before investing in order to assess how they run the business, their integrity, and their commitment to shareholder value.  RCB also looks at how management is paid, its motivation to execute, and how they have executed in the past using ROIC as a management scorecard.

Factors that can lead RCB to sell a position are:

•	Overvaluation of stock
•	A management disappointment, change in fundamentals or change in course of business
•	Superior risk/reward candidate identified

A material drop in the price of a holding compared to its peer group will prompt a full review of the company by a second analyst in order to determine if a sale is in order or whether an opportunity to add to a position is at hand.

Tucker Walsh
Copper Rock Capital Partners, LLC
200 Clarendon Street
Boston, MA 02116

Tucker Walsh is the portfolio manager for the segment of the Fund’s assets run by Copper Rock Capital Partners, LLC (“Copper Rock”). Walsh is a partner of Copper Rock and has co-managed the Old Mutual Copper Rock Emerging Growth Fund since its inception in July of 2005.  Walsh has acted as Chief Executive Officer since co-founding Copper Rock in 2005. Prior to then he was a Managing Director at State Street Research where, as head of the small-cap growth team, he also managed the State Street Research Emerging Growth Fund. Copper Rock has been an investment manager to Masters’ Select Smaller Companies Fund since July 2006.

Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

Walsh manages approximately 20% of the Smaller Companies Fund’s assets. In selecting stocks, he focuses on finding companies with strong and sustainable growth, expanding operating margins and proven management. He looks for expected earnings growth of at least 20% over an 18- to 24-month time frame and he emphasizes understanding the factors that will drive margin expansion during that period. Walsh also believes that interviews with company management are important tools for evaluating growth potential and he devotes time to questioning management on a wide range of topics from business challenges to board composition. Though stock selection is driven by bottom-up research, investments are often in traditional growth sectors such as technology, health care and consumer and business services; however, the process has the flexibility to allow him to seek growth companies in all sectors.

The Copper Rock team sets price targets by applying a multiple to their earnings estimates. Multiples may be determined by examining historical trading ranges for peers during comparable periods in their growth cycle or, where comparable companies do not exist, by determining a reasonable multiple based on expected growth. Generally, Walsh wants to see the potential for at least 30% to 50% appreciation before adding a stock to the portfolio.

Central to Copper Rock’s investment approach is a sell discipline which the team strictly adheres to and believes will lead to consistent out-performance. Once purchased for the portfolio, stocks are monitored carefully and sold quickly on any news that casts doubt on a company’s future prospects. One example of the team’s sell discipline is its rule that a CFO’s departure triggers the sale of a stock. While this may not always be a sign of deteriorating fundamentals, Walsh believes it is best to keep their portfolio clear of potential “blow-ups” and is ready to re-examine a stock for repurchase only after these concerns are eliminated.

Dennis Bryan
Rikard Ekstrand
First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064

Dennis Bryan and Rikard Ekstrand are the portfolio managers responsible for the portion of the Fund’s assets managed by First Pacific Advisors, LLC (“FPA”).  Bryan joined FPA in 1993 and has been a partner in the firm since 2006.  Ekstrand joined FPA in 1999 and has been a partner in the firm since 2006.  Together, they co-manage equity separate accounts and the FPA Capital Fund in the firm’s small-mid cap absolute value style (“SMAV”).  Steven Romick, also a partner in the firm, collaborates with Bryan and Ekstrand as a member of their SMAV team at FPA.  FPA has been an investment manager to Masters’ Select Smaller Companies Fund since its inception in June 2003.

The team is responsible for managing approximately 20% of the Fund’s assets.  The general objective of the team’s stock research is to identify stocks from a variety of sources that are cheap relative to their peer group and are characterized by strong balance sheets, solid or improving fundamentals and have a strong competitive position in their industry.  In addition, they focus on companies that exhibit strong free cash flow, quality management and understandable business strategies.  The team also emphasizes above-average return-on-capital though they tend not to focus on rapidly growing companies that generate very high returns on assets because these companies rarely meet his valuation criteria.

Statistical screens that generate research ideas include “new low” lists and various value-oriented measures.  In addition to quantitative screens, the team also looks at insider transactions, management changes and spin-offs.  Big-picture trends or developments may also lead the FPA team to look at certain stocks or industries.

Specific company research is intensive and involves finding as much information as possible from as many sources as possible.  The first step is an in-depth look at the financials to gain an understanding of the operating history, trends and the financial health of the company.  Following that, research focuses on gaining an understanding of the company’s business model, management quality, growth potential, strengths and weaknesses and competitive position.  Because there is a preference for out-of-favor companies there is a particular focus on assessing whether profits are down because of issues that are transitory or permanent.  As part of the research process there is usually contact with management (to assess the quality of the people), competitors, customers and other potential sources of information.

Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

The overall assessment of fundamentals is not measured against a standard set of criteria; rather, each is relative to the specific type of business or industry.  In general, the team is looking for situations where certainty is high; thus, a business that has strong long-term fundamentals but is temporarily out of favor is typical of a new buy.  Since there is a preference for companies with strong free cash flow, it is also important to have confidence in management’s ability to add value through the deployment of excess cash.

Valuation is critical to the assessment of each stock-picking opportunity.  Valuation assessments usually involve looking at a variety of valuation measures including price-to-earnings, price-to-cash flow, price-to-book value, price-to-sales and enterprise value and market capitalization to total revenue.  The valuation measures that are applicable to any particular stock depend on company-specific facts and circumstances as well as broader valuation trends in the industry.  In assessing valuations, the FPA team is cognizant of factoring in where the company is in its earnings cycle, its normalized earnings, and how the cycle has played out in the past.  In assessing multiples they study what multiple levels were in past cycles and consider whether this information is relevant to assessing the potential for future multiples.  The valuation assessment then often becomes a function of the expected profitability recovery and multiple expansion from current levels.

The team usually sells stocks for one of four reasons: (1) the stock reaches full valuation; (2) there has been a full profit recovery; (3) a superior alternative value appears; or (4) the company does not perform as expected.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Wells Capital Management, Inc (“Wells Capital”).  Mr. Weiss has been in the investment business for over 30 years and is currently Senior Portfolio Advisor for Wells Capital.  Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008.  Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975.  Mr. Weiss continues an informal relationship with the Wells Capital Management Core Equity team which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund.  Weiss has managed a portion of Masters’ Select Equity Fund assets since the inception of the Fund in 1996 and a portion of Masters’ Select Smaller Companies Fund since its inception in 2003.

Approximately 20% of the Fund's assets are managed by Weiss.  He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors.  Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns.  In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value.  This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company.  Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value.  When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over.  The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

The Masters’ Select Focused Opportunities Fund – Investment Managers

Litman/Gregory’s strategy is to allocate the Fund’s assets among three investment managers who, based on Litman/Gregory’s research, are judged to be among the best in their respective style categories and who can add additional value by managing an extremely concentrated portfolio of securities. The investment managers manage their individual portfolio segments by building a highly focused portfolio representing their highest-confidence stocks. Under normal conditions, each investment manager’s portfolio segment includes a minimum of five and a maximum of seven securities. A manager may, on a temporary basis, hold more than seven securities. For example, the manager may be in the process of selling one security and buying a new holding. Or, for tax management purposes, the manager may temporarily retain a portion of a position in order to avoid realizing short-term capital gains.

The Focused Opportunities Fund is structured as a non-diversified fund. Litman/Gregory and the Fund’s managers believe that limiting the number of holdings improves the Fund’s long-term return opportunity because the portfolio contains only the managers’ highest-conviction ideas. Owning fewer companies also enables each security to have a meaningful impact on the overall fund performance. As a result, the Fund may own large positions in a small number of securities.  Because the change in value of any one security owned by the Fund may have a significant effect on the daily NAV of the Fund, the Fund’s share price may fluctuate more than that of a diversified fund.  Significant fluctuations may affect the performance of the Fund.  For these reasons, Litman/Gregory believes that this Fund is appropriate only for longer-term investors

Each of the Fund’s investment managers utilizes a different stock-picking approach and style. Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than others.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened. The Fund will typically invest in the securities of large and mid-sized U.S. companies, although the managers may also invest in the securities of non-U.S. companies. At times, securities of non U.S. companies may make up a material portion of the overall portfolio. The managers may also own securities of smaller companies, though these are expected to be a lesser portion of the overall fund portfolio.

The following table provides a description of the three investment managers.  A detailed discussion of the management structure of the Fund follows the table.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Kenneth Feinberg Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Growth at a reasonable price
Peter Langerman Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value

Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Frank Sands, Jr. A. Michael Sramek John Freeman Sands Capital Management, LLC	33.33%	All sizes, but mostly large and mid-sized companies	Growth

Masters’ Select Focused Opportunities Fund Portfolio Managers

Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756

Christopher C. Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”).  Davis joined Davis Advisors in 1991, and began his tenure as a portfolio manager of the Davis New York Venture Fund in 1995. Before joining Davis Advisors, Davis was an associate at Tanaka Capital Management.  Feinberg joined the firm in 1994 and was named co-manager of the Davis New York Venture Fund in 1998.  Their investment approach has been strongly influenced by working closely with veteran investor Shelby Davis.

Approximately one-third of the Fund’s assets are managed by Davis and Feinberg.  Through their research process, Davis and Feinberg seek to identify high-quality companies with sustainable business models that can be purchased at a discount to their estimate of intrinsic value.  They believe the evaluation of company management is critical, and they and their research team spend considerable time visiting managers at their places of business as part of their research process.  Davis and Feinberg believe that high-quality companies are evidenced by some or all of the following characteristics:

First-Class Management
•	Proven track record
•	Significant alignment of interests in business
•	Intelligent application of capital

Strong Financial Condition and Satisfactory Profitability
•	Strong balance sheet
•	Low cost structure
•	High returns on capital

Strong Competitive Positioning
•	Non-obsolescent products / services
•	Dominant or growing market share
•	Global presence and brand names

Davis and Feinberg seek to buy companies exhibiting some or all of these characteristics at attractive prices and then own them for the long term.  Positions are built strategically when companies can be purchased at strong discounts to intrinsic value. They consider selling a position if they believe the stock market price exceeds their estimate of the intrinsic value of the company, or if they believe the risk of continuing to own a company’s stock outweighs the potential reward.

Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

Peter Langerman
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Peter Langerman is the portfolio manager for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”).  Langerman, the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund.  He was employed by the State of New Jersey Division of Investments from December 2002 - March 2005; prior to that he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual.

Langerman manages approximately one-third of the Fund’s assets.  He works closely with the Franklin Mutual team of research analysts who employ a value approach to investing that seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value.  The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies.  Franklin Mutual determines what a company would be worth if it were put up for auction and sold – and then seeks to buy at significant discounts.  Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations. Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spin-offs, tender offers, 13D filings and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for reasons such as earnings disappointments and adverse legal judgments.  After identifying a new investment possibility, Langerman and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business.  In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.

Frank Sands, Jr., CFA
A. Michael Sramek, CFA
John Freeman
Sands Capital Management, LLC
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank Sands, Jr. is the lead portfolio manager for the segment of the Equity Fund managed by the team at Sands Capital Management, LLC (“Sands Capital”).  Sands, Jr. is currently Chief Executive Officer and Chief Investment Officer at Sands Capital.  Prior to joining Sands Capital, he was a portfolio manager and research analyst with Fayez, Sarofim and Company.  Sramek began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001.  He is a Senior Portfolio Manager and Senior Research Analyst at Sands Capital.  Freeman began his investment career as a senior research analyst at Precursor, Inc. prior to joining Sands Capital in 2006.  He is a Senior Portfolio Manager and Senior Research Analyst at Sands Capital.  Sands Capital Management was founded in February 1992 with the belief that a dedicated investment team committed to, and focused on, a high-quality growth investment strategy could create wealth for its clients over time. The investment strategy has been developed by Frank Sands, Sr., the current Chairman of Sands Capital, who entered the investment management industry as an analyst in 1969. Besides Sands, Jr., Sramek and Freeman, the investment team is comprised of six senior investment-team members, who are supported by eight research analysts and seven research associates. The firm is independent and 100% employee owned.

Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

Sands manages approximately one-third of the assets of the Focused Opportunities Fund.  Sands believes that over longer periods of time, stock prices track earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. Sands believes great investment ideas are rare, and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Grassroots research—bottom-up and company focused—is the cornerstone of Sands’ investment process.   All research analyses and conclusions are internally generated using a variety of internal and external data sources.

Sands seeks to identify the potential leaders in attractive business spaces. To identify such companies, Sands evaluates six key factors:

(1)
Sustainable above-average earnings growth. The goal is to identify the key drivers of revenue and earnings growth that will allow a company to grow faster than the broad market for at least the next several years. They generally want holdings to have at least 15% to 16% annualized growth.

(2)
Leadership position in a promising business space. The team looks for companies with large and preferably growing market share. These companies typically achieve greater profitability than their peers.

(3)
Significant competitive advantage/unique business franchise. The team looks for companies with pricing power and significant barriers to entry.  Simply said, they are looking for moats to protect the business franchise.

(4)
Clear mission and value-added focus. They examine management’s historical ability to execute business plans and evaluate customer feedback. They like to see an independent board of directors, a low percentage of stock options going to top management, the CEO’s salary aligned with shareholders’ interests (not excessive), and conservative accounting practices.

(5)
Financial strength. They prefer little or no debt, prudent use of leverage and rising levels of cash. They frequently expect to see increasing return on invested capital over the period of time they own a business.

(6)
Rational valuation relative to market and business prospects. While the team focuses their work on the business aspect of potential portfolio companies they do pay attention to valuation. When adding new companies to the portfolio they are willing to pay a rational price, often a perceived premium. Over time they tend to ignore short-term stock price movements and rarely if ever sell a company just on valuation alone.

To determine whether a company meets these criteria, one or more members of the investment team build the investment case. The investment case includes a proprietary detailed earnings model, an explanation as to exactly how the company meets the six criteria listed above, the key metrics by which the company can be measured, the outstanding/unresolved issues relating to the company, and the hypothetical sell case for the company. This information is shared with the larger investment team, and a vetting process ensues. The vetting process can last from several weeks to several months, during which additional questions are asked and answered, and additional information is gathered. After all outstanding issues are resolved, and with significant input from the investment team, the final investment decision is made.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Shareholder Services	How to Buy Shares & Choose a Share Class

Shareholder Services

Each Fund is a no-load fund, which means that you pay no sales commissions of any kind.  Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV.  Shares are purchased at the next share price calculated after your investment is received and accepted.  Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility
The Masters’ Select Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes
The Trust has adopted a multiple class plan.  Prior to April 30, 2009, the shares of the Fund had no specific class designation.  As of that date, all of the then-outstanding shares were redesignated as Institutional Class shares.  The Value Fund, Smaller Companies Fund and Focused Opportunities Fund each offer a single class of shares – Institutional Class shares – in this Prospectus.  The Equity Fund and International Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.
•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open.  The following types of accounts are available to investors:

Individual or Joint Accounts
For your general investment needs:
Individual accounts are owned by one person.  Joint accounts can have two or more owners (tenants).

Retirement Accounts
Allow individuals to shelter investment income and capital gains from current taxes.  In addition, contributions to these accounts may be tax deductible.  Retirement accounts (such as IRAs, Rollover IRAs, Simplified Employee Pension Plans (“SEP IRAs”) and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds.  All of these accounts need to be established by the plan’s trustee.  The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement.  Retirement investing also involves separate investment procedures.

Shareholder Services	How to Buy Shares & Choose a Share Class

Gifts or Transfers to Minors (UGMA, UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $12,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust
For money being invested by a trust:
The trust must be established before an account can be opened.  The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Funds do not require a special application.  However, the Funds may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in any Masters’ Select Fund, you need to decide which class of shares best suits your needs.  The Value Fund, Smaller Companies Fund and Focused Opportunities Fund each offer a single class of shares – Institutional Class shares – in this Prospectus.  The Equity Fund and International Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  Each class is essentially identical in legal rights and invests in the same portfolio of securities.  The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by the Advisor for investment advisory services.  Accordingly, the investment advisory expenses do not vary by class.

Investor Class Shares
Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary.  Investor Class shares cannot be purchased directly from the fund.  Investor Class shares have adopted plans of distribution, or “12b-1 Plans,” which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities, although Investor Class shares may not be available for purchase through some financial intermediaries.  Investor Class shares pay up to 0.25% of their average annual net assets for these services and activities.  You must invest a minimum of $1,000 in a single Fund to open an account with Investor Class shares.  You must invest at least $1,000 in each Fund that offers Investor Class shares to open Investor Class shares accounts in more than one Fund.

Institutional Class Shares
Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with Masters’ Select Funds.  Institutional Class shares do not pay 12b-1 fees, and thus have a lower expense ratio, which will result in higher investment returns over time.  You must invest a minimum of $10,000 in a single Fund to open an account in Institutional Class shares.  You must invest at least $10,000 in each Fund to open Institutional Class shares accounts in more than one Masters’ Select Fund.  Institutional Class shares may not be available for purchase through some financial intermediaries.

Step 3

The third step involves determining the amount of your investment.  The Masters’ Select Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Equity Fund and International Fund only):

Shareholder Services	How to Buy Shares & Choose a Share Class
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$1,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	n/a	n/a	n/a

The Advisor may waive the minimum investment from time to time.

Step 4

The fourth step involves completing your application to open your account.  All shareholders must complete and sign an application in order to establish their account.  The type of application depends on the type of account you chose to open.  Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard New Account Application.  Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement.  Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form.  Be sure to complete the section of the application indicating the amount you are investing in each of the Masters’ Select Funds.

Step 5

The final step in opening your account is to mail the completed application, along with your check payable to the Masters’ Select Funds.  The Funds do not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected and your investment in the Funds will be delayed.

The mailing addresses for the Funds are:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program.  Until such verification is made, the Funds may temporarily limit share purchases.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Your information will be handled by us as discussed in our privacy notice.  Please contact the Funds’ transfer agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

Shareholder Services	Shareholder and Account Policies

After your account is open, you may increase the amount of your investment by:
•
Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement.  Be sure to put your account number on your check and in your letter, and please refer to Step 4 on page 39 for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.
•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.  Your shares will be sold at the next net asset value per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section.  To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee.  This is designed to protect you and each Fund from fraud.  Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.
•	Your account registration information has changed within the past 30 days.
•	The redemption check is being mailed to a different address from the one on your account (address of record).
•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required.  Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public cannot provide a medallion guarantee.

Selling Shares by Letter
Write and sign a “letter of instruction” with:

Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•
Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

Shareholder Services	Shareholder and Account Policies

•
Trust Account: The trustee must sign the letter indicating capacity as trustee.  If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•
Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter.  Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Funds will send a check to the address of record.

Mail your letter to:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone

You must select this option on your New Account Application if you wish to use telephone redemption; it is not automatically available.  If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188.  The amount you wish to redeem (up to $25,000) will be wired to your bank account (address of record).  This option is not available for retirement accounts.

Selling Shares by Wire
You must sign up for the wire feature before using it.  To verify that it is in place, please call 1-800-960-0188.  The minimum wire amount is $5,000.  Your wire redemption request must be received by the Funds before 4:00 p.m.  Eastern time for money to be wired the next business day.  This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries
Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)
•	Financial reports (every six months)
•	Account Statements (every six months)

Boston Financial Data Services, the Funds’ transfer agent (the “Transfer Agent”), is located at 330 West Ninth Street, Kansas City, Missouri, 64105.  You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

Quasar Distributors, LLC, the Funds’ principal underwriter, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange Privilege
Shareholders may exchange shares among the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund by mailing or delivering written instructions to the Transfer Agent.  Shares may only be exchanged for shares of the same share class.  Please specify the names and class of the applicable Funds, the number of shares or dollar amount to be exchanged, and your name and account number.  You may not utilize an exchange to establish an account into a closed fund.

Shareholder Services	Shareholder and Account Policies

Exchanging Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone exchange; it is not automatically available.  If you selected the telephone exchange option on your new account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the NYSE is open for normal trading.  A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly.  The Funds offer a convenient service that lets you transfer money into your Fund account automatically.  Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.  The investment will automatically be processed through the Automated Clearing House (ACH) system.  Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more.  Payments may be sent electronically to your bank of record or to you in check form.  Certain restrictions apply for retirement accounts.  Call 1-800-960-0188 for more information.

Share Price
Each Fund is open for business each day the NYSE is open.  Each Fund calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

Each Fund’s NAV is the value of a single share.  The NAV is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.  The NAV is also the redemption price (price to sell one share).

Each Fund’s assets are valued primarily on the basis of market quotations.  Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Trustees.  Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values.  The Funds’ SAI further describes the Funds’ valuation procedures.  Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information
•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.
•
The Funds do not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks.  If you send any of these instruments, your purchase order will be rejected and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.
•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

Shareholder Services	Shareholder and Account Policies

•
Each Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in Litman/Gregory’s opinion, it is so large that it would disrupt management of the Funds.  Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the Investment Company Act of 1940, as amended, on behalf of the Equity Fund and International Fund.  Under the Distribution Plan, the Equity Fund and International Fund are authorized to pay the Funds’ distributor a fee for the sale and distribution of the Investor Class shares of the Equity Fund and International Fund shares and services the Funds’ distributor provides to shareholders.  The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Equity Fund and International Fund.  Because this fee is paid out of each of the Equity Fund’s and International Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Equity Fund and International Fund shares and may cost you more than paying other types of sales charges.  Institutional Class shares are not subject to distribution fees.

Buying and Selling Shares through Financial Intermediaries
You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell its shares.  When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds.  The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service.  The financial intermediary (or agent) may charge you a fee for handling your order.  The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Redemptions
•
Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.  The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
•
If the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, each Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash.  You may incur brokerage and other costs in converting to cash any securities distributed.

Fee Imposed on Certain Redemptions of Shares.
Each Fund imposes a short-term redemption fee on redemptions or exchange of shares held for less than 180 days.  The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders.  It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

Shareholder Services	Shareholder and Account Policies

The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from a Fund, on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or on shares held in an asset allocation plan administered by a financial intermediary, provided that such asset allocation plan has been pre-approved by the Funds for such waiver.

Policy Regarding Excessive Trading and Market Timing
The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies are summarized below and are implemented in part, through the Funds’ redemption fee which is described above.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only.  The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices.  The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations.  In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.  Omnibus accounts are common forms of holding Fund shares.  Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis.  Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who affects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity.  Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares.  In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman/Gregory believes could be harmful to a Fund).  The Trust may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.  The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage.  There can be no assurance that the Funds or Litman/Gregory will identify all frequent purchase and sale activity affecting a Fund.

Shareholder Services	Dividends, Capital Gains and Taxes

Each Fund May Close Small Accounts.  Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500.  If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before a Fund takes any action.

Dividends, Capital Gains and Taxes

The Funds generally distribute substantially all of their net income and capital gains, if any, to shareholders each year.  Normally, dividends and capital gains are distributed in November or December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions.  If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions.  The Funds offer three options:

•
Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds.  If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.
•
Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount).  The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option.  If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested.  When you are over 59½ years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV at the close of business that day.  Cash distribution checks will be mailed within seven days.

Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments.  The Funds pass their earnings along to investors as distributions.  Each Fund earns dividends from stocks and interest from short-term investments.  These are passed along as dividend distributions.  Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.  These are passed along as capital gains distributions.

Taxes
As with any investment, you should consider how your investment in each Fund will be taxed.  If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes.  If you live outside of the United States, your distributions could also be taxed by the country in which you reside.  Your distributions are taxable when they are paid, whether you take them in cash or reinvest them.  Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

Shareholder Services	Dividends, Capital Gains and Taxes

For federal tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains.  Every January, each Fund will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax.  A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.  Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price.  You will also receive a consolidated transaction statement every January.  It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid.  Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation.  In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the IRS.  If you violate IRS regulations, the IRS can require a Fund to withhold 28% of your taxable distributions and redemptions.

Index Descriptions
The Lipper International Fund Index measures the performance of the 30 largest International Equity mutual funds as determined by Lipper, Inc.

The Lipper Multi-Cap Core Index measures the performance of the 30 largest multi-cap core equity mutual funds as determined by Lipper, Inc.

The Lipper Multi-Cap Value Index measures the performance of the 30 largest multi-cap value equity mutual funds as determined by Lipper, Inc.

The Lipper Small-Cap Core Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

The Russell 2500® Index measures the performance of 2,500 small and mid-sized companies.

The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000® Value Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.

The S&P Global (ex U.S.) LargeMidCap Index is a broad-based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.
Direct investment in an index is not possible.

Masters’ Select Equity Fund
Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance since their inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This financial information for the periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request. Information is not provided for Investor Class shares of the Equity Fund and International Fund because those shares recently commenced operations.

For a capital share outstanding throughout each year:

	MASTERS’ SELECT EQUITY FUND
	Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$7.54	$15.17	$15.69	$15.24	$15.26
Income from investment operations:
Net investment loss	(0.04)	(0.01)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	3.38	(7.03)	0.78	1.44	0.75
Total income (loss) from investment operations	3.34	(7.04)	0.75	1.43	0.73
Less distributions:
From net investment income	––	(0.01)	––	––	––
From net realized gain	––	(0.58)	(1.27)	(0.98)	(0.75)
Total distributions	––	(0.59)	(1.27)	(0.98)	(0.75)
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$10.88	$7.54	$15.17	$15.69	$15.24
Total return	44.30%	(46.76)%	4.57%	9.34%	4.96%
Ratios/supplemental data:
Net assets, end of year (millions)	$316.2	$256.6	$708.7	$863.7	$892.6
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.34%	1.25%	1.21%	1.19%	1.19%
After fees waived and expenses paid indirectly	1.33%	1.24%	1.20%	1.18%	1.19%
Ratio of net investment loss to average net assets:	(0.39)%	(0.04)%	(0.20)%	(0.08)%	(0.14)%
Portfolio turnover rate	87.83%1	101.71%	35.19%	38.39%	46.05%
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Masters’ Select Equity Fund

Financial Highlights

For a capital share outstanding throughout each period:

MASTERS’ SELECT EQUITY FUND
Investor Class
Period Ended December 31, 2009**
Net asset value, beginning of period	$8.32
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments and foreign currency	2.58
Total income from investment operations	2.55
Less distributions:
From net investment income	––
From net realized gain	––
Total distributions	––
Redemption fee proceeds	––
Net asset value, end of period	$10.87
Total return	30.65%+
Ratios/supplemental data:
Net assets, end of period (thousands)	$4.5
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.57%*
After fees waived and expenses paid indirectly	1.56%*
Ratio of net investment income (loss) to average net assets:	(0.70)%*
Portfolio turnover rate	87.83%1
* Annualized.
+ Not annualized.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
** Commenced operations on April 30, 2009.

Masters’ Select International Fund
Financial Highlights

For a capital share outstanding throughout each year.
	MASTERS’ SELECT INTERNATIONAL FUND
	Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.47	$18.68	$18.74	$17.48	$16.88
Income from investment operations:
Net investment income	0.06	0.32	0.20	0.34	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	3.59	(8.77)	3.81	3.71	3.64
Total income (loss) from investment operations	3.65	(8.45)	4.01	4.05	3.81
Less distributions:
From net investment income	(0.07)	(0.39)	(0.20)	(0.41)	(0.29)
From net realized gain	––	(0.37)	(3.87)	(2.38)	(2.92)
Total distributions	(0.07)	(0.76)	(4.07)	(2.79)	(3.21)
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$13.05	$9.47	$18.68	$18.74	$17.48
Total return	38.54%	(45.47)%	20.75%	23.61%	23.78%
Ratios/supplemental data:
Net assets, end of year (millions)	$1,241.0	$893.9	$2,071.0	$1,726.8	$1,429.1
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.27%	1.22%	1.19%	1.21%	1.24%
After fees waived and expenses paid indirectly	1.15%	1.07%	1.03%	1.06%	1.08%
Ratio of net investment income to average net assets:	0.53%	2.19%	0.88%	1.68%	1.17%
Portfolio turnover rate	104.05%1	113.63%	92.66%	98.03%	160.12%
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Masters’ Select International Fund
Financial Highlights

For a capital share outstanding throughout each period:

MASTERS’ SELECT INTERNATIONAL FUND
Investor Class
Period Ended December 31, 2009**
Net asset value, beginning of period	$9.85
Income from investment operations:
Net investment income	––
Net realized and unrealized gain on investments and foreign currency	3.25
Total income from investment operations	3.25
Less distributions:
From net investment income	(0.06)
From net realized gain	––
Total distributions	(0.06)
Redemption fee proceeds	––
Net asset value, end of period	$13.04
Total return	32.97%+
Ratios/supplemental data:
Net assets, end of period (thousands)	$152,252.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.51%*
After fees waived and expenses paid indirectly	1.39%*
Ratio of net investment income (loss) to average net assets:	(0.10)%*
Portfolio turnover rate	104.05%1
* Annualized.
+ Not annualized.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
** Commenced operations on April 30, 2009.

Masters’ Select Value Fund
Financial Highlights
For a capital share outstanding throughout each year.

	MASTERS’ SELECT VALUE FUND
	Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$7.35	$15.09	$16.34	$14.60	$14.90
Income from investment operations:
Net investment income	––^	0.06	0.08	0.08	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.24	(7.17)	(0.42)	2.36	0.55
Total income (loss) from investment operations	3.24	(7.11)	(0.34)	2.44	0.60
Less distributions:
From net investment income	(0.06)	(0.14)	––	(0.04)	(0.06)
From net realized gain	––	(0.49)	(0.91)	(0.66)	(0.84)
Total distributions	(0.06)	(0.63)	(0.91)	(0.70)	(0.90)
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$10.53	$7.35	$15.09	$16.34	$14.60
Total return	44.04%	(47.35)%	(2.34)%	16.77%	4.13%
Ratios/supplemental data:
Net assets, end of year (millions)	$109.9	$90.5	$342.2	$367.0	$338.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.45%	1.29%	1.23%	1.24%	1.24%
After fees waived and expenses paid indirectly	1.42%	1.27%	1.21%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets:	(0.02)%	0.54%	0.45%	0.49%	0.26%
Portfolio turnover rate	48.20%	38.76%	24.42%	31.00%	30.21%

^ Amount represents less than $0.01 per share.

Masters’ Select Smaller Companies Fund
Financial Highlights

For a capital share outstanding throughout each period.

	MASTERS’ SELECT SMALLER COMPANIES FUND
	Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.98	$13.36	$14.86	$14.10	$13.84
Income from investment operations:
Net investment loss	(0.07)	(0.02)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	3.60	(5.96)	0.35	1.47	0.80
Total income (loss) from investment operations	3.53	(5.98)	0.29	1.38	0.73
Less distributions:
From net realized gain	––	(0.40)	(1.79)	(0.62)	(0.47)
Total distributions	––	(0.40)	(1.79)	(0.62)	(0.47)
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$10.51	$6.98	$13.36	$14.86	$14.10
Total return	50.57%	(44.81)%	1.64%	9.67%	5.29%
Ratios/supplemental data:
Net assets, end of year (millions)	$85.6	$89.4	$245.1	$268.9	$273.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.63%	1.39%	1.32%	1.32%	1.33%
After fees waived and expenses paid indirectly	1.62%	1.39%	1.31%	1.31%	1.30%
Ratio of net investment loss to average net assets:	(0.73)%	(0.15)%	(0.40)%	(0.56)%	(0.64)%
Portfolio turnover rate	131.36%	142.21%	130.65%	102.72%	118.76%

^ Amount represents less than $0.01 per share.

Masters’ Select Focused Opportunities Fund

Financial Highlights

For a capital share outstanding throughout each period.

	MASTERS’ SELECT FOCUSED OPPORTUNITIES FUND
	Institutional Class
	Year Ended December 31,			Period Ended** December 31,
	2009	2008	2007	2006
Net asset value, beginning of period	$5.69	$11.48	$11.02	$10.00
Income from investment operations:
Net investment income	0.01	0.01	0.09	––
Net realized and unrealized gain (loss) on investments and foreign currency	2.79	(5.66)	0.77	1.02
Total income (loss) from investment operations	2.80	(5.65)	0.86	1.02
Less distributions:
From net investment income	(0.03)	(0.08)	––	––
From net realized gain	––	(0.06)	(0.40)	––
Total distributions	(0.03)	(0.14)	(0.40)	––
Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^
Net asset value, end of period	$8.46	$5.69	$11.48	$11.02
Total return	49.28%	(49.34)%	7.73%	10.20% +
Ratios/supplemental data:
Net assets, end of period (millions)	$64.2	$51.2	$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.50%	1.36%	1.34%	1.63% *
After fees waived and expenses paid indirectly	1.40%	1.28%	1.26%	1.40% *
Ratio of net investment income (loss) to average net assets:	0.19%	0.28%	0.72%	(0.02)% *
Portfolio turnover rate	62.70%	72.09%	45.66%	7.12% +

* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2006.

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and
•           Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Not Part of Prospectus	Inside Back Cover

For More Information

Statement of Additional Information:

The Statement of Additional Information (“SAI”) contains additional information about the Funds. Further additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

Annual and Semi-Annual Reports:

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request.  To request an SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to ask questions about your account or obtain other information about the Funds, please call 1-800-960-0188.  You may also obtain a copy of our SAI or shareholder reports, free of charge, by accessing our Web site (http://www.mastersfunds.com), or by writing to us.

SEC Contact Information:

If you have access to the Internet, you can view the SAI at the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.  You may also visit the SEC public reference room. Information on the operation of the public reference room can be obtained by calling 1-202-551-8090.  To obtain copies of these publications, you may also request a copy by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.  You may also make an electronic request at the following E-mail address: publicinfo@sec.gov.  The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Equity Fund	Equity
Institutional Class		MSEFX	576417109	305
Investor Class		MSENX	576417505	475
International Fund	Intl
Institutional Class		MSILX	576417208	306
Investor Class		MNILX	576417604	476
Value Fund	Value
Institutional Class		MSVFX	576417406	307
Smaller Companies Fund	Smaller
Institutional Class		MSSFX	576417307	308
Focused Opportunities Fund	Focused
Institutional Class		MSFOX	57641T101	314

Web site:

www.mastersfunds.com

The Masters’ Select Funds
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202
© 2010 Litman/Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763